united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-22554

Vertical Capital Income Fund

(Exact name of registrant as specified in charter)

225 Pictoria Drive, Suite 450, Cincinnati, OH 45246

(Address of principal executive offices) (Zip code)

Richard Malinowski, Gemini Fund Services, LLC

80 Arkay Drive, Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2616

Date of fiscal year end: 9/30

Date of reporting period: 9/30/20

Item 1. Reports to Stockholders.

Vertical Capital Income Fund

VCIF
Cusip: 92535C104

Annual Report
September 30, 2020

Investor Information: 1-866-277-VCIF

This report and the financial statements contained herein are submitted for the general information of shareholders. Nothing contained herein is to be considered an offer of sale or solicitation of an offer to buy shares of the Vertical Capital Income Fund.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website https://www.vertical-incomefund.com/, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically or to continue receiving paper copies of shareholder reports, which are available free of charge, by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by following the instructions included with paper Fund documents that have been mailed to you.

November 27, 2020

Dear Shareholder,

We are pleased to report to you the results of another year for the Vertical Capital Income Fund (the “Fund”). Consistent with our investment objective to seek income, the Fund made distributions from operations aggregating $0.33 per share for the fiscal year ended September 30, 2020. In addition, the Fund made a distribution of $0.19 per share in December 2019 as a result of net capital gains realized on loan sales and loan payoffs for the taxable year 2019. The Fund currently expects to make another similar distribution in December 2020 that is estimated at approximately $0.20 per share.

The Fund’s net asset value (“NAV)” per share was $12.71 at the beginning of the fiscal year and $12.05 per share at the end. In comparison, the Fund’s traded share price was $10.68 at the beginning of the fiscal year and $9.93 at the end, reflecting discounts to NAV of 16% and 18%. Management would like to see the discount narrow and is considering a number of actions to increase the Fund’s traded share price including changing its allocation to investments with higher yields and increasing the Fund’s monthly distributions.

For the year ended September 30, 2020 the Fund produced a total return, based on its traded share price, of -2.99% compared to one of its key benchmarks, the Bloomberg Barclays U.S. Mortgage Backed Securities Index, which reported a total return of 4.36%. (Please see the definition of the index that accompanies the performance table that immediately follows this letter.) The SEC Yield per share as of September 30, 2020 totaled 2.63%. In comparison the Fund produced a total return based on its NAV per share for the same twelve-month period of -1.09%. Since inception, the Fund has produced an annualized total return of 6.88% based on its NAV.

Update on Economic Outlook

A year ago, forecasters suggested the U.S. economy would grow by around 1.1% for calendar 2020 and 1.4% for 2021. The unemployment rate was around 4% and was expected to remain in that range for 2020 and 2021. When made forecasters obviously had no knowledge of the coming COVID-19 pandemic or its potential negative effects on the global economy.

In fact, the U.S. economy contracted by more than 30% in the second calendar quarter of 2020 and then rebounded in the third quarter, partly reflecting consumers’ pent up demand for goods and services aided by government stimulus checks and increased unemployment benefits. Forecasts now assume that the economy will grow slowly for the balance of the current calendar year with full year 2020 ending in the net -3.5% range and calendar year 2021 experiencing a positive three-plus percentage increase. The general assumption is that the global economy will not recover to pre-COVID levels until late 2021 or 2022.

Economic growth creates jobs and wage growth, and along with population growth and household formation, are important drivers that create demand for housing. Approximately two-thirds of all U.S. households own a home, and slightly more than 60% of those own their home subject to a mortgage loan. Normally weakness in the economy and the job market, which we have seen this year, would lead to weakness in the housing and mortgage markets. However, mortgage origination volume in 2020 is now expected to be the highest in more than 15 years. Pre-COVID total mortgage originations for calendar year 2020 were estimated at $1.7 trillion of which 25% was estimated to be re-financings. Total originations are now expected to be $3.1 trillion with 55% being re-financings.

This growth in mortgage activity is attributable to a number of factors. Probably the most significant is the intervention of the Federal Reserve. Upon news of the virus and concerns over the health of the economy, the Fed cut its benchmark short-term Fed Funds Rate to near zero and began purchasing more than $1 trillion of residential mortgage backed securities (“RMBS”) to provide liquidity to the banking system and to support the housing market.

Also, long-term treasury rates fell making housing purchases and re-financings more attractive. Expectations are that the Fed Funds Rate will remain where it is for two more years; and the interest rate on a typical 30-year mortgage loan, which is now close to 3%, will only increase slightly in 2021 and 2022. Another factor for the unexpected increase is that housing purchases are benefitting from both pent-up demand and from employees working at home, who now feel they need more space.

Fund Strategy

There is almost $16 trillion of U.S. residential mortgage debt outstanding, of which approximately $11 trillion is secured by one-to-four family residences. The balance is represented by mortgage debt on multi-family, non-farm/non-residential and farm proper ties. The Fund invests as a secondary market participant in the one-to-four family residential whole loan market only. This market historically boasts a deep roster of institutional participants, along with a diverse universe of sellers and reasons for sale. As such, we are comfortable that we will continue to see an adequate supply of investment opportunities.

The Fund generates monthly cash distributions from interest income earned on the Fund’s loan portfolio, net of the costs to operate. Costs include fees paid to third parties for loan servicing and custodial, valuation, audit and legal services, as well as fees to the advisor to manage the Fund. As noted above, the Fund made monthly distributions for the fiscal year of $0.33 per share.

The Fund also generates capital gains when it sells loans at a price that is excess of its adjusted cost basis or when loans originally purchased at a discount to their unpaid principal balance (“UPB”) pay off in full before maturity of the loan. Asset sales and loan payoffs can occur anytime throughout the year; however, the Fund has historically made a single distribution in December of each year in order to fully account for all net long-term and short -term capital gains and losses during its taxable period. Most of these distributions have been subject to lower long-term capital gain tax rates; thereby, increasing the after-tax yield to our shareholders. As noted above, the capital gain distribution during the fiscal year was $0.19 per share.

Combining both types of distributions, the Fund paid out $0.52 per share during the fiscal year, or approximately equivalent to a total annualized yield of 5.5%, assuming an average share price of about $10.

The Fund meets its investment objective primarily by investing in mortgage notes secured by first liens on residential real estate. The Fund only invests in “whole loans” and does not invest in tranches of RMBS. Investing as a first mortgage lender in whole loans allows the Fund to deal directly with any borrower who is delinquent, in default or needs to restructure their loan for any reason. The Fund can decide on a case by case basis how best to work with the borrower to secure repayment of all amounts due the Fund, which is not always the case in RMBS. This direct interaction has been a significant benefit over the years when the Fund has had to grapple with borrowers affected by crises, such as COVID-19, hurricanes, floods or fires.

The Fund pursues investment opportunities in many types of residential mortgage whole loans. Some known as “Scratch and Dent” are “conforming” loans with typical original terms of 25 or 30 years that would have otherwise qualified for purchase by one of the Government Sponsored Enterprises (“GSEs”), like Fannie Mae or Freddie Mac, but were rejected for technical defects in the application or documentation process. Others are non-qualified loans (“Non QM”), which do not meet the criteria for purchase or origination by a GSE. In addition, there are “Fix and Flip” loans, which typically have 12-24 month terms and “Rental and Bridge” loans which typically have 24-60 month terms Loans can be performing, re-performing (loans that were non-performing at one point and have now become performing), long-term, short-term, fixed rate or adjustable.

We again appreciate your support during the past fiscal year and look forward to working on your behalf in the next one.

Regards,

Robert J. Chapman

Chairman of the Board of Trustees and Portfolio Manager

Vertical Capital Income Fund
PORTFOLIO REVIEW
September 30, 2020

PERFORMANCE OF A $10,000 INVESTMENT
(Based upon Net Asset Value)

The Fund’s performance figures for the period ended September 30, 2020, compared to its benchmark:

	One Year	Three Years	Five Years	Since Inception*
Vertical Capital Income Fund-NAV	(1.09)%	3.78%	5.80%	6.88%
Vertical Capital Income Fund-Market Price **	(2.99)%	N/A	N/A	5.09%
Bloomberg Barclays Capital Mortgage Backed Securities Index	4.36%	3.68%	2.98%	2.70%

*	The Fund commenced operations on December 30, 2011. The performance of the Fund is based on average annual returns.

**	The calculation is made using the NAV until the initial Market Price on May 30, 2019.

The Bloomberg Barclays Capital Mortgage Backed Securities Index is an unmanaged index composed of securities backed by U.S. government agency guaranteed mortgage pools of Ginnie Mae, Freddie Mac and Fannie Mae. Investors cannot invest directly in an index or benchmark. The mortgage notes held by the Fund are not guaranteed by any U.S. government agency.

Past performance is not predictive of future results. The investment return and principal value of an investment will fluctuate. An investor’s shares, when redeemed, may be worth more or less than the original cost. Total return is calculated assuming reinvestment of all dividends and distributions. Total returns would have been lower had the Adviser not waived its fees and reimbursed a portion of the Fund’s expenses. For performance information current to the most recent month-end, please call 1-866-277-VCIF.

PORTFOLIO COMPOSITION***

Mortgage Notes	99.6%
Other Investments	0.40%
100.0%

***  Based on Investments at Value as of September 30, 2020.

Vertical Capital Income Fund
PORTFOLIO OF INVESTMENTS
September 30, 2020

Principal		Loan Type	Interest Rate	Maturity	Fair Value
	MORTGAGE NOTES - 104.3%
$111,925	Loan ID 200003	Fixed	7.250%	9/1/2035	$100,738
47,692	Loan ID 200012	ARM	9.800%	7/1/2037	44,180
33,936	Loan ID 200016	ARM	10.375%	1/1/2031	33,936
45,204	Loan ID 200018	Fixed	7.000%	1/1/2033	45,204
96,524	Loan ID 200023	Fixed	5.875%	12/1/2050	89,674
204,125	Loan ID 200026	Fixed	4.750%	1/1/2050	204,125
227,818	Loan ID 200028	Fixed	4.875%	6/1/2050	227,818
196,814	Loan ID 200029	Fixed	6.310%	7/1/2037	133,030
314,738	Loan ID 200032	Fixed	3.130%	1/1/2051	204,580
531,421	Loan ID 200035	Fixed	4.625%	11/1/2050	532,093
146,657	Loan ID 200037	Fixed	7.800%	5/1/2035	147,143
107,958	Loan ID 200041	Fixed	4.875%	8/1/2039	70,173
37,761	Loan ID 200042	Fixed	7.000%	12/1/2037	37,761
46,265	Loan ID 200043	Fixed	6.125%	7/1/2039	46,265
48,131	Loan ID 200048	Fixed	5.500%	8/1/2039	48,131
143,369	Loan ID 200052	Fixed	5.125%	5/1/2040	143,369
50,596	Loan ID 200054	Fixed	8.250%	3/1/2039	50,758
76,497	Loan ID 200055	Fixed	10.000%	1/5/2036	76,497
30,075	Loan ID 200060	Fixed	5.750%	8/1/2039	30,075
24,054	Loan ID 200065	ARM	8.375%	1/1/2037	11,759
184,677	Loan ID 200075	Fixed	4.250%	2/1/2042	184,450
157,871	Loan ID 200076	Fixed	4.250%	12/1/2041	87,397
19,463	Loan ID 200078	Fixed	7.000%	8/1/2036	19,463
132,440	Loan ID 200079	Fixed	5.000%	2/1/2059	61,272
63,438	Loan ID 200082	Fixed	8.250%	4/1/2040	57,628
171,651	Loan ID 200084	Fixed	7.000%	3/1/2039	150,731
215,639	Loan ID 200087	Fixed	6.000%	3/1/2051	201,424
113,851	Loan ID 200088	Fixed	7.000%	6/1/2039	99,934
252,268	Loan ID 200089	Fixed	3.875%	3/1/2052	222,298
269,900	Loan ID 200090	Fixed	4.500%	11/1/2036	185,947
119,832	Loan ID 200093	Fixed	5.000%	2/1/2038	119,832
69,152	Loan ID 200102	Fixed	8.250%	3/1/2040	68,230
105,265	Loan ID 200110	Fixed	8.250%	8/1/2039	105,265
67,712	Loan ID 200128	Fixed	4.710%	7/1/2037	60,216
438,720	Loan ID 200129	Fixed	4.625%	3/1/2052	391,074
23,759	Loan ID 200131	Fixed	3.875%	11/1/2027	23,478
113,052	Loan ID 200135	Fixed	4.375%	12/1/2042	113,052
116,170	Loan ID 200137	Fixed	4.500%	9/1/2042	116,170
73,572	Loan ID 200141	Fixed	4.250%	2/1/2042	73,164
116,653	Loan ID 200143	Fixed	3.000%	2/1/2037	111,232
375,488	Loan ID 200145	Fixed	4.625%	8/1/2051	361,669
92,321	Loan ID 200152	ARM	4.625%	9/1/2037	90,418
141,395	Loan ID 200158	Fixed	3.625%	12/1/2042	138,731
114,200	Loan ID 200160	Fixed	3.250%	2/1/2043	110,201
201,688	Loan ID 200162	Fixed	3.875%	7/1/2042	199,342
180,439	Loan ID 200165	Fixed	4.375%	12/1/2041	180,439
96,137	Loan ID 200168	Fixed	3.750%	10/1/2042	94,441
20,222	Loan ID 200169	Fixed	6.923%	9/1/2034	8,485
82,839	Loan ID 200174	Fixed	7.340%	4/1/2037	82,839
47,259	Loan ID 200175	Fixed	9.600%	5/1/2037	47,259

The accompanying notes are an integral part of these financial statements.

Vertical Capital Income Fund
PORTFOLIO OF INVESTMENTS (Continued)
September 30, 2020

Principal		Loan Type	Interest Rate	Maturity	Fair Value
	MORTGAGE NOTES (Continued) - 104.3%
$16,787	Loan ID 200177	Fixed	8.000%	1/11/2022	$16,787
105,148	Loan ID 200181	Fixed	7.500%	6/1/2041	105,148
67,803	Loan ID 200184	Fixed	4.375%	12/1/2042	67,759
26,136	Loan ID 200185	Fixed	5.375%	6/1/2042	26,136
49,766	Loan ID 200186	Fixed	5.125%	8/1/2042	49,766
303,770	Loan ID 200190	Fixed	3.625%	11/1/2042	298,088
150,761	Loan ID 200194	Fixed	4.750%	9/1/2041	150,761
237,641	Loan ID 200195	Fixed	3.875%	3/1/2042	234,933
92,434	Loan ID 200196	Fixed	4.500%	1/1/2043	92,434
37,815	Loan ID 200198	Fixed	5.250%	10/1/2042	37,815
259,280	Loan ID 200199	Fixed	4.000%	9/1/2042	257,049
224,242	Loan ID 200200	Fixed	3.875%	9/1/2042	221,358
38,437	Loan ID 200201	Fixed	5.125%	8/1/2041	38,437
20,385	Loan ID 200206	Fixed	3.990%	12/1/2042	20,151
42,499	Loan ID 200208	Fixed	4.250%	1/1/2043	42,391
173,340	Loan ID 200209	Fixed	3.875%	8/1/2042	171,372
48,396	Loan ID 200214	Fixed	5.750%	7/1/2039	48,619
104,844	Loan ID 200216	Fixed	5.750%	9/1/2039	104,844
132,528	Loan ID 200217	Fixed	5.250%	7/1/2040	132,528
67,748	Loan ID 200218	Fixed	4.250%	12/1/2041	67,610
170,675	Loan ID 200224	Fixed	4.000%	7/1/2043	169,474
75,008	Loan ID 200226	Fixed	5.250%	7/1/2041	75,008
46,544	Loan ID 200228	Fixed	4.625%	8/1/2042	46,544
62,443	Loan ID 200232	Fixed	3.875%	8/1/2042	61,773
108,337	Loan ID 200243	Fixed	3.750%	4/1/2043	106,415
24,264	Loan ID 200244	Fixed	5.000%	5/1/2042	24,264
184,502	Loan ID 200245	Fixed	3.875%	3/1/2043	182,342
83,200	Loan ID 200286	Fixed	4.500%	7/1/2043	83,200
92,402	Loan ID 200287	Fixed	4.375%	7/1/2043	92,402
187,440	Loan ID 200296	Fixed	3.250%	2/1/2043	180,851
112,625	Loan ID 200300	Fixed	8.400%	10/20/2037	112,625
34,107	Loan ID 200313	Fixed	8.500%	3/1/2028	32,402
271,586	Loan ID 200315	ARM	4.250%	6/1/2037	246,982
61,541	Loan ID 200317	Fixed	7.000%	9/1/2032	61,828
70,136	Loan ID 200326	Fixed	8.375%	10/1/2036	70,136
240,423	Loan ID 200330	Fixed	7.000%	8/1/2037	96,945
91,410	Loan ID 200332	Fixed	5.775%	10/1/2037	91,410
85,586	Loan ID 200334	Fixed	7.000%	1/1/2033	85,586
255,537	Loan ID 200335	Fixed	5.000%	11/1/2052	246,470
43,698	Loan ID 200338	ARM	10.500%	8/1/2029	43,698
128,366	Loan ID 200339	Fixed	2.000%	10/1/2033	116,515
27,671	Loan ID 200340	Fixed	7.000%	3/1/2030	27,671
55,479	Loan ID 200348	Fixed	6.500%	7/1/2038	55,479
225,498	Loan ID 200349	Fixed	7.000%	1/1/2037	208,906
64,948	Loan ID 200352	Fixed	7.000%	8/1/2030	64,948
76,067	Loan ID 200358	Fixed	5.000%	4/1/2025	76,067
61,956	Loan ID 200361	Fixed	7.500%	1/1/2034	61,956
79,298	Loan ID 200366	Fixed	6.250%	3/1/2034	79,298
155,366	Loan ID 200368	Fixed	4.500%	4/1/2036	100,988
66,013	Loan ID 200374	ARM	7.125%	5/1/2034	62,713

The accompanying notes are an integral part of these financial statements.

Vertical Capital Income Fund
PORTFOLIO OF INVESTMENTS (Continued)
September 30, 2020

Principal		Loan Type	Interest Rate	Maturity	Fair Value
	MORTGAGE NOTES (Continued) - 104.3%
$174,408	Loan ID 200380	Fixed	4.220%	4/1/2049	$164,615
276,541	Loan ID 200384	Fixed	5.000%	11/1/2047	260,149
135,222	Loan ID 200385	Fixed	8.250%	1/1/2040	135,222
116,927	Loan ID 200389	Fixed	4.820%	8/1/2047	16,434
188,620	Loan ID 200390	Fixed	4.780%	4/16/2047	169,019
145,311	Loan ID 200391	Fixed	4.000%	1/13/2035	144,179
60,692	Loan ID 200392	Fixed	10.000%	6/5/2034	60,692
75,049	Loan ID 200395	Fixed	4.860%	4/1/2047	43,123
67,166	Loan ID 200396	Fixed	10.000%	2/1/2036	67,166
74,473	Loan ID 200397	ARM	3.125%	9/1/2037	73,312
60,749	Loan ID 200399	Fixed	4.980%	6/1/2037	60,749
42,064	Loan ID 200403	Fixed	8.300%	10/15/2032	42,064
51,487	Loan ID 200404	Fixed	8.100%	5/1/2037	51,487
85,363	Loan ID 200405	Fixed	4.870%	12/1/2035	85,363
111,369	Loan ID 200406	Fixed	4.875%	10/1/2051	111,496
218,741	Loan ID 200407	Fixed	6.500%	4/1/2042	218,741
331,428	Loan ID 200409	Fixed	6.000%	2/1/2049	307,743
97,296	Loan ID 200411	Fixed	8.275%	6/1/2037	97,296
62,775	Loan ID 200417	Fixed	7.000%	5/1/2035	62,775
147,010	Loan ID 200420	Fixed	4.225%	4/10/2038	145,763
69,862	Loan ID 200421	Fixed	7.710%	8/1/2037	69,862
119,095	Loan ID 200423	Fixed	4.500%	6/1/2043	119,095
204,721	Loan ID 200430	Fixed	3.625%	7/1/2043	201,003
268,246	Loan ID 200432	Fixed	4.875%	5/1/2043	268,246
118,264	Loan ID 200433	Fixed	4.250%	8/1/2043	118,062
190,434	Loan ID 200435	Fixed	4.625%	11/1/2052	190,434
40,298	Loan ID 200439	Fixed	5.000%	8/1/2041	40,298
133,572	Loan ID 200445	Fixed	5.250%	2/1/2039	133,572
33,788	Loan ID 200447	Fixed	5.875%	11/4/2034	33,788
73,938	Loan ID 200448	Fixed	5.750%	5/1/2042	68,584
128,424	Loan ID 200449	Fixed	5.000%	2/1/2042	128,424
326,078	Loan ID 200451	Fixed	6.250%	7/1/2038	326,078
420	Loan ID 200453	ARM	6.000%	3/1/2026	399
176,781	Loan ID 200460	Fixed	7.000%	7/1/2041	176,781
363,167	Loan ID 200462	Fixed	6.000%	7/1/2045	339,331
224,052	Loan ID 200465	Fixed	6.500%	7/1/2037	221,654
101,915	Loan ID 200468	Fixed	5.625%	12/1/2044	16,895
117,292	Loan ID 200469	Fixed	6.500%	7/1/2037	111,209
264,552	Loan ID 200473	Fixed	4.000%	12/1/2042	234,092
233,023	Loan ID 200474	Fixed	5.750%	11/1/2050	233,023
183,388	Loan ID 200476	Fixed	6.000%	9/1/2050	183,388
82,393	Loan ID 200482	Fixed	4.375%	11/1/2028	82,393
77,399	Loan ID 200483	Fixed	4.375%	11/1/2028	77,399
68,619	Loan ID 200485	Fixed	4.125%	2/1/2043	68,267
224,374	Loan ID 200486	Fixed	3.500%	1/1/2043	219,362
104,387	Loan ID 200489	Fixed	4.000%	3/1/2043	103,390
184,944	Loan ID 200491	Fixed	5.500%	10/1/2039	120,213
110,831	Loan ID 200492	Fixed	4.000%	1/1/2043	109,908
256,192	Loan ID 200494	Fixed	4.625%	10/1/2043	256,192
291,042	Loan ID 200497	Fixed	3.250%	4/1/2043	280,418

The accompanying notes are an integral part of these financial statements.

Vertical Capital Income Fund
PORTFOLIO OF INVESTMENTS (Continued)
September 30, 2020

Principal		Loan Type	Interest Rate	Maturity	Fair Value
	MORTGAGE NOTES (Continued) - 104.3%
$190,542	Loan ID 200500	Fixed	5.875%	2/1/2037	$190,542
337,708	Loan ID 200504	Fixed	3.375%	3/1/2043	327,135
62,748	Loan ID 200507	Fixed	4.500%	9/1/2042	62,748
305,040	Loan ID 200514	Fixed	3.000%	4/1/2047	290,900
92,946	Loan ID 200517	Fixed	8.000%	5/1/2039	93,270
184,987	Loan ID 200518	Fixed	3.000%	12/1/2050	176,354
292,589	Loan ID 200519	Fixed	3.000%	11/1/2049	279,453
102,896	Loan ID 200527	Fixed	4.500%	12/1/2043	102,896
365,092	Loan ID 200529	Fixed	4.625%	2/1/2044	365,092
161,210	Loan ID 200531	Fixed	4.625%	11/1/2043	161,210
98,632	Loan ID 200532	Fixed	3.250%	7/1/2043	95,074
53,900	Loan ID 200537	Fixed	4.500%	3/1/2042	53,900
76,663	Loan ID 200540	Fixed	3.875%	2/1/2043	75,768
41,869	Loan ID 200545	Fixed	4.375%	2/1/2029	41,869
113,588	Loan ID 200546	Fixed	5.375%	12/1/2043	113,588
149,581	Loan ID 200548	Fixed	5.250%	2/1/2044	151,442
124,597	Loan ID 200564	Fixed	4.875%	5/1/2039	124,597
119,619	Loan ID 200567	Fixed	3.375%	5/1/2043	115,965
86,519	Loan ID 200573	Fixed	3.750%	9/1/2042	85,086
120,937	Loan ID 200574	Fixed	4.875%	1/1/2044	120,937
167,933	Loan ID 200578	Fixed	4.750%	8/1/2040	167,933
44,152	Loan ID 200579	Fixed	4.875%	5/1/2042	17,362
156,417	Loan ID 200580	Fixed	4.125%	11/1/2041	155,760
47,717	Loan ID 200583	Fixed	3.625%	9/1/2027	46,788
296,976	Loan ID 200586	Fixed	3.500%	1/1/2043	289,781
228,316	Loan ID 200588	Fixed	3.750%	5/1/2042	224,966
60,714	Loan ID 200593	Fixed	3.875%	6/1/2042	60,005
208,650	Loan ID 200594	Fixed	4.250%	4/1/2043	208,438
35,230	Loan ID 200597	Fixed	5.625%	2/1/2044	35,230
167,979	Loan ID 200602	Fixed	3.750%	3/1/2043	165,388
66,626	Loan ID 200604	Fixed	3.500%	1/1/2043	65,012
137,173	Loan ID 200605	Fixed	4.875%	12/1/2043	137,173
115,200	Loan ID 200612	Fixed	4.500%	2/1/2043	115,200
185,524	Loan ID 200613	Fixed	3.369%	1/1/2043	180,192
93,705	Loan ID 200615	Fixed	4.250%	8/1/2043	93,527
315,150	Loan ID 200616	Fixed	4.875%	2/1/2044	315,150
208,987	Loan ID 200620	Fixed	4.250%	10/1/2043	208,571
120,074	Loan ID 200621	Fixed	3.625%	1/1/2043	117,433
120,500	Loan ID 200627	Fixed	4.250%	10/1/2043	120,224
153,322	Loan ID 200630	Fixed	5.250%	9/1/2043	153,322
320,713	Loan ID 200632	Fixed	5.250%	5/1/2044	320,713
209,758	Loan ID 200633	Fixed	5.125%	5/1/2044	209,758
212,189	Loan ID 200634	Fixed	4.375%	1/1/2044	212,189
135,151	Loan ID 200642	Fixed	5.000%	3/1/2044	135,151
109,446	Loan ID 200645	Fixed	5.000%	4/1/2044	109,446
130,133	Loan ID 200649	Fixed	4.375%	3/1/2044	130,420
120,303	Loan ID 200650	Fixed	4.875%	5/1/2044	120,303
210,937	Loan ID 200651	Fixed	3.625%	7/1/2043	206,557
127,218	Loan ID 200655	Fixed	3.375%	5/1/2043	123,485
143,358	Loan ID 200656	Fixed	6.875%	7/1/2037	109,267

The accompanying notes are an integral part of these financial statements.

Vertical Capital Income Fund
PORTFOLIO OF INVESTMENTS (Continued)
September 30, 2020

Principal		Loan Type	Interest Rate	Maturity	Fair Value
	MORTGAGE NOTES (Continued) - 104.3%
$138,926	Loan ID 200657	Fixed	4.875%	8/1/2051	$138,926
163,797	Loan ID 200660	Fixed	5.875%	3/1/2038	163,797
194,878	Loan ID 200662	Fixed	5.000%	3/1/2044	194,878
63,937	Loan ID 200663	Fixed	4.750%	5/1/2044	63,937
144,585	Loan ID 200669	Fixed	5.250%	4/1/2044	144,585
46,856	Loan ID 200670	Fixed	4.375%	2/1/2029	46,856
219,056	Loan ID 200671	Fixed	4.625%	8/1/2043	219,056
142,498	Loan ID 200672	Fixed	3.750%	7/1/2043	140,091
286,235	Loan ID 200674	Fixed	4.500%	5/1/2044	286,794
87,032	Loan ID 200677	Fixed	3.625%	5/1/2028	85,301
426,856	Loan ID 200678	Fixed	4.375%	2/1/2044	426,856
236,754	Loan ID 200679	Fixed	5.000%	4/1/2044	211,472
176,103	Loan ID 200682	Fixed	4.875%	5/1/2044	176,103
117,361	Loan ID 200684	Fixed	4.875%	4/1/2044	117,361
213,449	Loan ID 200685	Fixed	4.875%	5/1/2044	213,449
206,558	Loan ID 200690	Fixed	4.250%	4/1/2044	206,389
226,245	Loan ID 200692	Fixed	4.625%	7/1/2044	226,245
98,636	Loan ID 200694	Fixed	4.500%	9/1/2043	98,636
43,541	Loan ID 200696	Fixed	3.750%	10/1/2042	42,902
82,850	Loan ID 200700	Fixed	4.250%	2/1/2044	82,717
158,743	Loan ID 200701	Fixed	4.750%	6/1/2044	142,842
88,899	Loan ID 200704	Fixed	4.375%	3/1/2043	88,782
121,174	Loan ID 200708	Fixed	4.875%	2/1/2044	121,174
46,979	Loan ID 200709	Fixed	4.375%	4/1/2043	46,979
106,366	Loan ID 200710	Fixed	4.500%	7/1/2044	106,366
569,039	Loan ID 200714	Fixed	4.175%	11/1/2036	531,504
192,284	Loan ID 200716	ARM	4.020%	8/1/2037	170,098
130,284	Loan ID 200720	ARM	4.500%	4/1/2042	122,425
144,428	Loan ID 200726	Fixed	4.375%	9/1/2037	74,351
147,758	Loan ID 200727	Fixed	3.500%	7/1/2037	144,432
185,024	Loan ID 200732	Fixed	4.125%	9/1/2027	184,196
210,301	Loan ID 200733	Fixed	3.750%	12/1/2042	207,086
93,583	Loan ID 200735	Fixed	4.500%	6/1/2044	93,583
134,380	Loan ID 200736	Fixed	4.750%	5/1/2044	127,220
163,026	Loan ID 200742	Fixed	4.250%	4/1/2043	162,373
175,564	Loan ID 200744	Fixed	3.625%	6/1/2043	172,002
418,085	Loan ID 200748	Fixed	4.750%	12/1/2043	418,085
55,709	Loan ID 200753	Fixed	5.250%	5/1/2044	55,709
49,945	Loan ID 200755	Fixed	4.250%	6/1/2043	49,883
172,922	Loan ID 200756	Fixed	4.875%	11/1/2043	172,922
114,250	Loan ID 200759	Fixed	3.750%	6/1/2043	112,577
273,708	Loan ID 200762	Fixed	3.875%	5/1/2042	270,737
163,626	Loan ID 200771	Fixed	4.500%	4/1/2043	148,879
224,829	Loan ID 200772	Fixed	3.750%	3/1/2043	221,480
187,949	Loan ID 200774	Fixed	3.875%	7/1/2043	185,824
41,095	Loan ID 200775	Fixed	4.250%	4/1/2043	40,970
75,015	Loan ID 200776	Fixed	4.250%	3/1/2044	74,866
49,965	Loan ID 200777	Fixed	4.750%	6/1/2044	49,768
156,279	Loan ID 200781	Fixed	4.625%	9/1/2044	156,279

The accompanying notes are an integral part of these financial statements.

Vertical Capital Income Fund
PORTFOLIO OF INVESTMENTS (Continued)
September 30, 2020

Principal		Loan Type	Interest Rate	Maturity	Fair Value
	MORTGAGE NOTES (Continued) - 104.3%
$131,014	Loan ID 200783	Fixed	4.750%	9/1/2044	$131,014
104,006	Loan ID 200785	Fixed	4.500%	8/1/2044	104,006
210,831	Loan ID 200786	Fixed	4.625%	7/1/2044	210,831
40,307	Loan ID 200787	Fixed	4.750%	9/1/2044	40,307
119,536	Loan ID 200789	Fixed	3.750%	9/1/2044	117,687
189,112	Loan ID 200791	Fixed	4.875%	6/1/2044	189,112
84,820	Loan ID 200795	Fixed	6.750%	8/1/2036	84,820
68,822	Loan ID 200796	Fixed	5.880%	12/1/2053	25,358
56,620	Loan ID 200799	Fixed	4.000%	2/5/2053	55,343
61,850	Loan ID 200800	Fixed	4.000%	1/1/2053	61,016
148,258	Loan ID 200805	Fixed	4.625%	7/1/2050	136,871
154,444	Loan ID 200806	Fixed	5.000%	8/1/2049	145,240
54,802	Loan ID 200808	Fixed	4.250%	11/1/2050	45,773
113,127	Loan ID 200809	Fixed	5.000%	4/1/2050	94,493
225,728	Loan ID 200814	Fixed	8.250%	7/1/2039	225,728
273,889	Loan ID 200817	Fixed	5.000%	1/1/2050	251,936
193,851	Loan ID 200821	Fixed	4.250%	8/1/2044	193,682
75,218	Loan ID 200823	Fixed	4.250%	9/1/2044	75,146
205,809	Loan ID 200824	Fixed	4.250%	8/1/2044	204,941
98,289	Loan ID 200826	Fixed	4.375%	9/1/2044	98,194
186,258	Loan ID 200829	Fixed	4.375%	7/1/2043	186,258
183,770	Loan ID 200830	ARM	1.875%	7/1/2044	181,613
47,353	Loan ID 200831	Fixed	4.250%	10/1/2044	47,177
314,487	Loan ID 200832	Fixed	4.250%	10/1/2044	313,486
147,798	Loan ID 200834	Fixed	4.125%	7/1/2043	147,107
304,982	Loan ID 200835	Fixed	5.000%	8/1/2043	304,982
214,925	Loan ID 200839	Fixed	5.000%	5/1/2044	214,925
275,103	Loan ID 200844	Fixed	4.500%	7/1/2043	275,103
187,506	Loan ID 200846	Fixed	4.375%	11/1/2043	187,506
170,329	Loan ID 200847	Fixed	4.750%	10/1/2044	170,329
99,163	Loan ID 200853	Fixed	5.000%	4/1/2037	99,163
177,608	Loan ID 200856	Fixed	6.500%	6/1/2042	155,777
251,488	Loan ID 200858	Fixed	5.000%	1/1/2053	251,488
157,707	Loan ID 200860	Fixed	3.875%	3/1/2052	145,693
402,308	Loan ID 200861	Fixed	4.000%	6/1/2054	281,755
235,879	Loan ID 200863	Fixed	3.380%	7/1/2052	229,024
248,971	Loan ID 200866	Fixed	3.400%	5/1/2053	242,279
107,201	Loan ID 200867	Fixed	4.580%	9/1/2053	107,201
191,159	Loan ID 200873	Fixed	5.525%	11/1/2053	142,806
175,351	Loan ID 200880	Fixed	4.250%	6/1/2043	175,073
60,431	Loan ID 200883	Fixed	3.375%	5/1/2028	58,563
79,350	Loan ID 200886	Fixed	4.250%	10/1/2044	79,180
235,519	Loan ID 200887	Fixed	4.750%	9/1/2044	235,519
192,307	Loan ID 200891	Fixed	4.250%	10/1/2044	174,029
231,265	Loan ID 200892	Fixed	3.750%	9/1/2043	227,316
206,307	Loan ID 200895	Fixed	3.875%	11/1/2043	204,043
180,132	Loan ID 200897	Fixed	4.750%	10/1/2044	180,497
361,754	Loan ID 200907	ARM	4.070%	8/1/2047	346,850
99,782	Loan ID 200908	Fixed	4.000%	6/1/2049	99,117
120,176	Loan ID 200909	Fixed	4.870%	4/1/2047	106,456

The accompanying notes are an integral part of these financial statements.

Vertical Capital Income Fund
PORTFOLIO OF INVESTMENTS (Continued)
September 30, 2020

Principal		Loan Type	Interest Rate	Maturity	Fair Value
	MORTGAGE NOTES (Continued) - 104.3%
$659,518	Loan ID 200912	Fixed	4.500%	3/1/2037	$659,518
55,688	Loan ID 200913	Fixed	4.250%	5/1/2047	51,909
138,847	Loan ID 200914	Fixed	2.875%	12/1/2047	132,056
83,594	Loan ID 200916	Fixed	4.000%	10/1/2037	82,317
152,316	Loan ID 200917	Fixed	4.875%	1/1/2051	152,316
86,648	Loan ID 200921	ARM	4.625%	7/1/2051	85,746
402,194	Loan ID 200922	Fixed	3.340%	9/1/2053	396,826
490,512	Loan ID 200924	Fixed	5.500%	9/1/2051	490,512
287,300	Loan ID 200927	Fixed	3.000%	8/1/2038	274,954
111,037	Loan ID 200928	Fixed	4.800%	12/1/2036	102,920
280,067	Loan ID 200933	Fixed	4.250%	3/1/2043	182,043
182,244	Loan ID 200940	Fixed	3.250%	2/1/2043	175,572
105,119	Loan ID 200941	Fixed	3.780%	1/1/2043	103,474
254,144	Loan ID 200942	Fixed	4.000%	4/1/2043	252,133
97,051	Loan ID 200944	Fixed	4.500%	2/1/2044	97,051
266,843	Loan ID 200947	Fixed	4.000%	2/1/2043	264,591
122,527	Loan ID 200948	Fixed	4.625%	12/1/2042	112,203
258,273	Loan ID 200949	Fixed	3.875%	4/1/2043	255,372
168,069	Loan ID 200952	Fixed	3.875%	1/1/2043	166,111
107,915	Loan ID 200953	Fixed	3.750%	12/1/2042	106,140
299,893	Loan ID 200955	Fixed	3.250%	5/1/2043	289,308
252,394	Loan ID 200956	Fixed	5.000%	8/1/2051	252,394
386,531	Loan ID 200959	Fixed	4.000%	11/1/2042	383,615
323,711	Loan ID 200960	Fixed	3.500%	1/1/2043	317,417
190,339	Loan ID 200962	Fixed	4.250%	10/1/2044	189,978
327,179	Loan ID 200964	Fixed	3.750%	7/1/2043	322,165
136,891	Loan ID 200966	Fixed	4.875%	7/1/2044	136,891
89,844	Loan ID 200968	Fixed	4.250%	11/1/2044	47,604
339,261	Loan ID 200969	Fixed	4.875%	8/1/2043	339,261
144,020	Loan ID 200974	Fixed	4.250%	10/1/2044	143,958
331,141	Loan ID 200977	Fixed	4.875%	9/1/2044	331,141
185,979	Loan ID 200983	Fixed	4.375%	8/1/2044	185,979
107,413	Loan ID 200987	Fixed	4.625%	10/1/2044	107,413
156,312	Loan ID 200993	Fixed	2.004%	7/15/2049	139,238
52,471	Loan ID 200996	Fixed	2.500%	8/1/2048	43,483
347,365	Loan ID 200998	Fixed	3.875%	12/1/2050	341,179
120,430	Loan ID 201005	Fixed	4.750%	7/1/2041	120,430
39,996	Loan ID 201006	Fixed	6.875%	3/1/2038	39,996
83,521	Loan ID 201007	Fixed	7.125%	4/1/2037	83,521
73,872	Loan ID 201010	Fixed	5.500%	4/1/2039	73,872
43,311	Loan ID 201012	Fixed	7.500%	12/1/2038	43,311
52,641	Loan ID 201013	Fixed	7.500%	12/1/2038	46,802
98,102	Loan ID 201016	Fixed	6.500%	2/1/2036	87,204
66,618	Loan ID 201022	ARM	2.500%	5/1/2037	55,214
129,293	Loan ID 201023	Fixed	6.450%	2/1/2036	122,456
101,039	Loan ID 201027	ARM	9.538%	3/1/2037	101,039
96,611	Loan ID 201030	Fixed	5.000%	7/1/2042	96,611
133,385	Loan ID 201032	Fixed	4.500%	11/1/2044	110,715
267,962	Loan ID 201033	Fixed	4.125%	12/1/2044	266,903
81,659	Loan ID 201036	Fixed	4.375%	12/1/2044	81,659

The accompanying notes are an integral part of these financial statements.

Vertical Capital Income Fund
PORTFOLIO OF INVESTMENTS (Continued)
September 30, 2020

Principal		Loan Type	Interest Rate	Maturity	Fair Value
	MORTGAGE NOTES (Continued) - 104.3%
$65,155	Loan ID 201037	Fixed	8.250%	7/1/2039	$65,155
87,029	Loan ID 201041	Fixed	3.750%	11/1/2052	85,187
106,513	Loan ID 201043	Fixed	4.000%	4/1/2039	104,047
163,850	Loan ID 201044	Fixed	4.870%	3/29/2037	163,850
99,877	Loan ID 201045	Fixed	3.375%	7/1/2037	93,389
276,448	Loan ID 201046	Fixed	3.000%	10/1/2058	115,341
104,254	Loan ID 201047	Fixed	3.625%	4/1/2053	100,908
62,680	Loan ID 201053	Fixed	3.860%	7/1/2053	61,976
198,649	Loan ID 201054	Fixed	2.400%	5/17/2050	179,914
559,857	Loan ID 201056	Fixed	4.000%	7/1/2054	493,710
157,029	Loan ID 201057	Fixed	4.000%	1/1/2050	134,875
117,709	Loan ID 201058	Fixed	4.250%	8/1/2037	117,624
98,259	Loan ID 201060	ARM	3.000%	7/1/2035	81,461
83,594	Loan ID 201061	Fixed	5.000%	2/1/2050	76,950
111,252	Loan ID 201062	Fixed	3.100%	4/1/2047	106,945
117,385	Loan ID 201063	Fixed	4.000%	9/1/2047	110,370
218,023	Loan ID 201066	Fixed	4.250%	12/1/2046	217,884
409,192	Loan ID 201067	Fixed	4.750%	1/1/2044	409,192
64,010	Loan ID 201069	Fixed	4.625%	12/1/2044	64,010
81,477	Loan ID 201072	Fixed	3.500%	3/1/2028	79,577
89,485	Loan ID 201075	Fixed	4.375%	10/1/2044	89,485
214,175	Loan ID 201084	Fixed	5.000%	8/1/2038	197,655
148,447	Loan ID 201091	Fixed	4.125%	1/1/2045	146,702
236,993	Loan ID 201092	Fixed	5.250%	4/1/2046	236,993
132,227	Loan ID 201093	Fixed	4.125%	2/1/2045	93,095
134,594	Loan ID 201094	Fixed	4.550%	3/1/2044	134,594
327,938	Loan ID 201101	Fixed	4.625%	3/1/2045	327,938
141,584	Loan ID 201103	ARM	3.750%	5/1/2044	141,584
150,461	Loan ID 201104	Fixed	4.375%	4/1/2045	150,201
70,034	Loan ID 201107	Fixed	5.150%	2/1/2036	70,034
474,886	Loan ID 201110	ARM	4.375%	4/1/2037	369,894
156,134	Loan ID 201111	Fixed	4.875%	4/1/2050	137,344
224,335	Loan ID 201112	Fixed	4.750%	8/1/2037	213,110
76,337	Loan ID 201113	Fixed	5.750%	12/1/2052	71,844
115,923	Loan ID 201114	Fixed	8.087%	5/1/2054	115,923
483,120	Loan ID 201115	Fixed	4.000%	2/1/2051	480,296
81,650	Loan ID 201121	Fixed	4.125%	10/1/2037	79,681
81,457	Loan ID 201122	Fixed	4.750%	11/1/2048	81,457
222,591	Loan ID 201124	Fixed	4.750%	4/1/2040	222,591
73,018	Loan ID 201127	ARM	3.500%	4/1/2037	63,625
109,049	Loan ID 201130	Fixed	4.850%	12/1/2037	109,373
114,748	Loan ID 201131	Fixed	8.250%	5/1/2053	114,748
163,723	Loan ID 201132	Fixed	4.250%	7/1/2037	156,271
189,508	Loan ID 201134	Fixed	4.000%	10/1/2053	182,129
168,434	Loan ID 201139	Fixed	3.000%	11/1/2053	160,481
80,803	Loan ID 201143	Fixed	3.500%	11/1/2037	76,226
126,252	Loan ID 201146	Fixed	4.875%	8/1/2054	119,285
105,000	Loan ID 201147	Fixed	4.125%	11/1/2051	101,735
88,589	Loan ID 201148	Fixed	3.950%	10/1/2042	87,893
312,518	Loan ID 201149	Fixed	5.000%	5/1/2058	55,891

The accompanying notes are an integral part of these financial statements.

Vertical Capital Income Fund
PORTFOLIO OF INVESTMENTS (Continued)
September 30, 2020

Principal		Loan Type	Interest Rate	Maturity	Fair Value
	MORTGAGE NOTES (Continued) - 104.3%
$89,775	Loan ID 201155	Fixed	4.000%	11/1/2053	$59,038
61,369	Loan ID 201156	Fixed	5.000%	4/1/2050	57,871
278,363	Loan ID 201157	Fixed	4.000%	3/1/2055	276,434
195,568	Loan ID 201160	Fixed	4.920%	10/1/2049	174,091
367,205	Loan ID 201163	Fixed	4.750%	12/1/2049	311,792
158,820	Loan ID 201164	Fixed	4.250%	11/1/2051	158,746
414,330	Loan ID 201168	Fixed	3.875%	4/1/2052	398,725
96,863	Loan ID 201169	Fixed	5.934%	9/1/2037	94,392
58,554	Loan ID 201170	Fixed	4.375%	7/1/2037	58,554
103,328	Loan ID 201173	Fixed	4.280%	11/1/2047	79,156
137,881	Loan ID 201174	Fixed	4.750%	1/1/2053	137,881
129,147	Loan ID 201176	Fixed	4.250%	7/1/2053	129,035
292,271	Loan ID 201179	Fixed	4.750%	5/1/2051	275,853
268,934	Loan ID 201181	Fixed	4.500%	4/1/2034	251,504
126,922	Loan ID 201183	Fixed	3.500%	10/1/2052	123,148
59,889	Loan ID 201184	Fixed	4.000%	6/1/2049	59,499
247,703	Loan ID 201185	Fixed	7.250%	10/1/2053	247,703
77,143	Loan ID 201187	Fixed	5.000%	11/1/2048	60,055
593,102	Loan ID 201196	Fixed	4.000%	11/1/2036	412,695
316,853	Loan ID 201199	Fixed	5.125%	11/1/2046	316,853
138,810	Loan ID 201205	Fixed	4.625%	1/1/2045	138,810
121,783	Loan ID 201206	Fixed	3.990%	4/1/2045	120,793
401,754	Loan ID 201207	Fixed	4.625%	8/1/2051	401,754
108,090	Loan ID 201208	Fixed	4.625%	4/1/2045	108,090
168,279	Loan ID 201209	Fixed	4.250%	4/1/2045	168,087
358,524	Loan ID 201212	Fixed	4.625%	10/1/2058	318,593
185,824	Loan ID 201213	Fixed	4.875%	8/1/2044	185,824
512,276	Loan ID 201214	ARM	3.750%	9/1/2043	285,451
117,627	Loan ID 201218	Fixed	4.125%	1/1/2045	116,334
58,906	Loan ID 201221	Fixed	3.250%	5/1/2043	58,602
45,613	Loan ID 201222	Fixed	5.125%	1/1/2045	32,012
171,749	Loan ID 201223	Fixed	3.875%	4/1/2030	171,749
36,434	Loan ID 201229	Fixed	3.250%	7/1/2024	36,434
242,417	Loan ID 201233	Fixed	4.500%	12/1/2044	242,295
218,935	Loan ID 201237	Fixed	3.750%	5/1/2045	215,521
148,003	Loan ID 201240	Fixed	4.250%	10/1/2045	145,233
277,940	Loan ID 201241	Fixed	4.375%	7/1/2045	278,459
213,179	Loan ID 201242	Fixed	4.625%	11/1/2044	213,179
103,741	Loan ID 201243	Fixed	4.625%	11/1/2045	103,741
376,764	Loan ID 201244	Fixed	4.500%	6/1/2045	376,735
106,944	Loan ID 201245	Fixed	4.750%	8/1/2044	106,944
94,860	Loan ID 201248	Fixed	4.875%	7/1/2044	94,860
462,007	Loan ID 201249	Fixed	4.625%	3/1/2059	432,864
195,085	Loan ID 201254	Fixed	7.250%	5/1/2060	195,085
223,463	Loan ID 201255	ARM	7.625%	6/1/2035	224,147
8,691	Loan ID 201256	ARM	10.500%	10/1/2021	8,691
225,268	Loan ID 201257	Fixed	4.500%	5/1/2044	225,268
85,499	Loan ID 201258	Fixed	4.500%	6/1/2045	78,930
162,698	Loan ID 201260	Fixed	4.750%	9/1/2045	162,698
47,315	Loan ID 201263	Fixed	4.750%	10/1/2045	46,937

The accompanying notes are an integral part of these financial statements.

Vertical Capital Income Fund
PORTFOLIO OF INVESTMENTS (Continued)
September 30, 2020

Principal		Loan Type	Interest Rate	Maturity	Fair Value
	MORTGAGE NOTES (Continued) - 104.3%
$338,482	Loan ID 201265	Fixed	4.750%	6/1/2045	$338,482
137,959	Loan ID 201266	Fixed	4.500%	2/1/2046	137,959
141,825	Loan ID 201270	Fixed	4.125%	2/1/2045	141,334
239,410	Loan ID 201271	Fixed	4.500%	6/1/2045	239,410
228,000	Loan ID 201273	Fixed	4.500%	12/1/2045	228,000
204,757	Loan ID 201274	Fixed	4.125%	10/1/2045	202,739
351,134	Loan ID 201280	Fixed	4.500%	4/1/2046	228,237
123,344	Loan ID 201282	Fixed	5.250%	1/1/2046	123,537
104,806	Loan ID 201284	Fixed	3.625%	2/1/2029	104,806
25,883	Loan ID 201285	Fixed	4.625%	11/1/2028	25,883
104,291	Loan ID 201286	Fixed	4.375%	12/1/2045	104,291
80,216	Loan ID 201289	Fixed	4.000%	3/1/2045	79,256
291,659	Loan ID 201291	Fixed	5.000%	8/1/2045	255,921
116,809	Loan ID 201294	Fixed	4.625%	2/1/2046	116,809
722,205	Loan ID 201296	Fixed	4.250%	2/1/2046	716,942
68,867	Loan ID 201301	Fixed	4.550%	10/1/2044	68,867
128,236	Loan ID 201302	Fixed	4.250%	5/1/2045	127,689
140,535	Loan ID 201305	Fixed	4.625%	8/1/2044	140,535
110,383	Loan ID 201306	Fixed	3.875%	9/1/2045	108,357
167,049	Loan ID 201307	Fixed	4.250%	10/1/2048	165,900
59,253	Loan ID 201308	Fixed	4.625%	11/1/2045	59,253
153,541	Loan ID 201309	Fixed	4.000%	9/1/2045	151,530
306,043	Loan ID 201313	Fixed	4.625%	1/1/2046	306,043
106,918	Loan ID 201315	Fixed	4.375%	9/1/2045	106,646
154,113	Loan ID 201316	Fixed	4.500%	2/1/2046	136,681
163,164	Loan ID 201319	Fixed	4.375%	10/1/2045	161,237
129,598	Loan ID 201324	Fixed	5.250%	4/1/2046	129,598
168,068	Loan ID 201326	Fixed	4.625%	3/1/2046	167,900
181,195	Loan ID 201328	Fixed	4.250%	11/1/2045	70,013
334,656	Loan ID 201333	Fixed	3.875%	1/1/2046	198,235
183,617	Loan ID 201335	Fixed	4.750%	1/1/2046	183,617
181,721	Loan ID 201336	Fixed	4.750%	1/1/2046	158,361
395,488	Loan ID 201339	Fixed	4.625%	7/1/2045	372,532
137,917	Loan ID 201342	Fixed	4.750%	7/1/2045	137,917
129,042	Loan ID 201345	Fixed	4.125%	5/1/2045	127,757
228,817	Loan ID 201350	Fixed	4.000%	6/1/2045	90,112
64,251	Loan ID 201352	Fixed	4.875%	3/1/2045	64,251
478,268	Loan ID 201354	Fixed	3.375%	7/1/2046	283,001
128,866	Loan ID 201355	Fixed	5.250%	12/1/2045	128,866
143,877	Loan ID 201358	Fixed	4.875%	7/1/2045	135,971
138,360	Loan ID 201361	Fixed	5.250%	7/1/2044	138,360
106,818	Loan ID 201364	Fixed	3.875%	4/1/2046	104,535
323,598	Loan ID 201365	Fixed	4.250%	10/1/2045	321,912
45,954	Loan ID 201368	Fixed	5.125%	2/1/2045	45,954
174,047	Loan ID 201370	Fixed	4.250%	7/1/2046	161,611
96,232	Loan ID 201371	Fixed	4.125%	4/1/2046	95,365
250,692	Loan ID 201372	Fixed	4.625%	8/1/2046	238,157
149,402	Loan ID 201373	Fixed	5.125%	4/1/2046	149,402
137,166	Loan ID 201375	Fixed	4.500%	6/1/2045	137,413
271,657	Loan ID 201377	Fixed	3.875%	5/1/2046	271,657

The accompanying notes are an integral part of these financial statements.

Vertical Capital Income Fund
PORTFOLIO OF INVESTMENTS (Continued)
September 30, 2020

Principal		Loan Type	Interest Rate	Maturity	Fair Value
	MORTGAGE NOTES (Continued) - 104.3%
$302,938	Loan ID 201381	Fixed	4.875%	7/1/2045	$302,938
75,287	Loan ID 201384	Fixed	4.375%	10/1/2045	75,287
133,295	Loan ID 201385	Fixed	4.625%	12/1/2045	133,295
66,902	Loan ID 201386	Fixed	5.250%	5/1/2046	66,902
225,307	Loan ID 201390	Fixed	5.125%	9/1/2045	225,307
379,901	Loan ID 201391	Fixed	5.125%	10/1/2045	379,901
160,684	Loan ID 201392	Fixed	3.750%	2/1/2046	155,071
416,181	Loan ID 201393	Fixed	3.750%	4/1/2056	416,181
73,015	Loan ID 201394	Fixed	6.700%	6/1/2034	73,015
82,313	Loan ID 201395	Fixed	6.300%	7/1/2044	11,017
82,239	Loan ID 201400	Fixed	4.750%	7/1/2044	82,239
86,629	Loan ID 201401	Fixed	4.750%	10/1/2044	86,629
90,066	Loan ID 201403	Fixed	4.750%	8/1/2044	78,883
129,343	Loan ID 201404	Fixed	4.750%	10/1/2044	113,478
68,674	Loan ID 201405	Fixed	5.250%	8/1/2044	68,674
52,497	Loan ID 201406	Fixed	4.250%	6/1/2046	52,056
232,560	Loan ID 201407	Fixed	4.875%	1/1/2046	232,560
157,053	Loan ID 201411	Fixed	4.750%	12/1/2045	157,053
137,239	Loan ID 201412	Fixed	5.750%	12/1/2045	131,885
321,848	Loan ID 201413	Fixed	4.500%	7/1/2045	321,848
70,448	Loan ID 201414	Fixed	4.250%	7/1/2044	70,185
53,602	Loan ID 201415	Fixed	8.000%	4/1/2034	53,602
57,684	Loan ID 201417	Fixed	6.000%	8/1/2037	57,684
39,838	Loan ID 201419	Fixed	10.000%	11/1/2033	39,838
54,974	Loan ID 201422	Fixed	4.625%	10/1/2046	54,877
628,151	Loan ID 201425	Fixed	3.875%	4/1/2046	618,548
301,247	Loan ID 201426	Fixed	4.875%	3/1/2044	301,247
513,608	Loan ID 201428	ARM	4.000%	4/1/2045	497,795
188,713	Loan ID 201431	Fixed	4.875%	5/1/2045	175,511
270,002	Loan ID 201432	Fixed	5.000%	8/1/2046	270,002
94,560	Loan ID 201434	Fixed	4.375%	6/1/2046	94,069
86,662	Loan ID 201436	Fixed	4.375%	5/1/2045	86,662
127,376	Loan ID 201437	Fixed	4.750%	5/1/2046	20,937
172,613	Loan ID 201439	Fixed	5.000%	12/1/2045	172,613
306,301	Loan ID 201440	Fixed	4.625%	7/1/2046	91,606
96,135	Loan ID 201441	Fixed	4.750%	10/1/2045	96,135
287,450	Loan ID 201442	Fixed	4.875%	12/1/2045	287,450
530,107	Loan ID 201443	Fixed	3.875%	8/1/2046	344,569
49,031	Loan ID 201444	Fixed	4.500%	11/1/2044	49,031
242,738	Loan ID 201447	Fixed	4.875%	10/1/2044	242,738
88,979	Loan ID 201449	Fixed	4.000%	8/1/2044	88,104
214,430	Loan ID 201451	Fixed	4.250%	6/1/2045	213,896
181,392	Loan ID 201453	Fixed	5.250%	9/1/2046	181,392
181,392	Loan ID 201454	Fixed	5.250%	9/1/2046	181,392
199,533	Loan ID 201456	Fixed	4.125%	7/1/2046	196,261
225,396	Loan ID 201458	Fixed	3.875%	9/1/2046	219,855
151,260	Loan ID 201460	Fixed	4.250%	7/1/2045	150,864
258,688	Loan ID 201461	Fixed	4.125%	12/1/2044	256,345
287,201	Loan ID 201464	Fixed	4.375%	6/1/2045	270,560

The accompanying notes are an integral part of these financial statements.

Vertical Capital Income Fund
PORTFOLIO OF INVESTMENTS (Continued)
September 30, 2020

Principal		Loan Type	Interest Rate	Maturity	Fair Value
	MORTGAGE NOTES (Continued) - 104.3%
$97,838	Loan ID 201465	Fixed	5.125%	12/1/2044	$97,838
44,352	Loan ID 201467	Fixed	5.250%	3/1/2044	44,352
268,955	Loan ID 201470	Fixed	4.375%	10/1/2044	268,955
215,500	Loan ID 201471	Fixed	4.500%	1/1/2045	215,500
143,173	Loan ID 201472	Fixed	4.000%	11/1/2044	143,173
294,000	Loan ID 201473	Fixed	4.500%	2/1/2045	294,000
91,119	Loan ID 201475	ARM	6.625%	9/1/2036	10,909
133,930	Loan ID 201476	ARM	8.500%	2/1/2037	125,574
79,398	Loan ID 201477	Fixed	6.750%	11/1/2036	79,398
103,019	Loan ID 201478	Fixed	4.625%	10/1/2045	103,019
152,690	Loan ID 201480	Fixed	4.250%	11/1/2045	152,353
132,206	Loan ID 201482	Fixed	4.625%	6/1/2045	115,712
284,279	Loan ID 201483	Fixed	4.125%	12/1/2045	263,691
73,381	Loan ID 201484	Fixed	4.500%	10/1/2046	73,381
59,763	Loan ID 201485	Fixed	5.750%	3/1/2038	59,763
160,220	Loan ID 201487	Fixed	4.625%	2/1/2052	160,220
88,456	Loan ID 201489	Fixed	4.750%	3/1/2046	88,456
75,646	Loan ID 201499	Fixed	4.750%	5/1/2045	75,646
102,088	Loan ID 201502	Fixed	5.250%	4/1/2044	102,317
143,338	Loan ID 201503	Fixed	5.000%	7/1/2046	143,338
432,909	Loan ID 201504	Fixed	4.500%	7/1/2045	432,909
89,512	Loan ID 201505	ARM	5.750%	9/1/2046	89,512
294,821	Loan ID 201506	Fixed	5.000%	2/1/2047	294,821
214,642	Loan ID 201508	Fixed	5.000%	2/1/2047	214,642
227,840	Loan ID 201509	Fixed	5.000%	12/1/2046	216,826
76,246	Loan ID 201511	Fixed	4.375%	1/1/2046	76,219
119,447	Loan ID 201513	Fixed	4.000%	1/1/2046	119,447
133,600	Loan ID 201515	Fixed	5.125%	4/1/2047	133,600
132,574	Loan ID 201516	Fixed	3.875%	4/1/2046	130,202
395,175	Loan ID 201518	Fixed	4.875%	1/1/2047	395,175
92,092	Loan ID 201519	Fixed	4.750%	9/1/2045	92,092
77,532	Loan ID 201523	Fixed	5.125%	7/1/2045	77,532
477,150	Loan ID 201533	Fixed	4.750%	5/1/2046	477,150
42,427	Loan ID 201534	Fixed	4.875%	5/1/2047	42,427
322,854	Loan ID 201535	Fixed	4.875%	8/1/2047	263,426
454,965	Loan ID 201536	Fixed	3.375%	4/1/2045	408,450
264,597	Loan ID 201545	Fixed	4.000%	9/1/2047	264,597
149,500	Loan ID 201549^	Interest Only	12.500%	10/1/2019	147,258
138,218	Loan ID 201550	Fixed	5.000%	2/1/2047	138,218
195,348	Loan ID 201551	Fixed	4.500%	2/1/2047	156,062
132,586	Loan ID 201552	Fixed	4.000%	8/1/2047	132,586
46,320	Loan ID 201556	Fixed	4.990%	12/1/2047	46,320
128,432	Loan ID 201558	Fixed	4.500%	8/1/2047	128,432
96,642	Loan ID 201562	Fixed	4.625%	5/1/2047	96,642
169,280	Loan ID 201563	Fixed	5.875%	12/1/2047	169,280
105,092	Loan ID 201579	Fixed	4.750%	12/1/2036	104,167
83,394	Loan ID 201581	Fixed	4.125%	10/1/2046	81,614
84,064	Loan ID 201583	Fixed	5.250%	8/1/2047	84,064
44,805	Loan ID 201585	Fixed	5.500%	3/1/2048	44,805
375,841	Loan ID 201586	Fixed	4.625%	5/1/2047	375,841

The accompanying notes are an integral part of these financial statements.

Vertical Capital Income Fund
PORTFOLIO OF INVESTMENTS (Continued)
September 30, 2020

Principal		Loan Type	Interest Rate	Maturity	Fair Value
	MORTGAGE NOTES (Continued) - 104.3%
$305,989	Loan ID 201587	Fixed	4.375%	1/1/2048	$284,270
324,606	Loan ID 201588	Fixed	5.125%	2/1/2048	308,677
57,832	Loan ID 201589	Fixed	5.375%	6/1/2048	57,832
138,286	Loan ID 201590	Fixed	5.200%	5/1/2048	63,543
309,718	Loan ID 201591	Fixed	5.375%	8/1/2048	289,744
75,000	Loan ID 201593^	Interest Only	13.500%	2/1/2020	72,750
365,500	Loan ID 201594^	Interest Only	11.250%	6/1/2019	360,018
65,552	Loan ID 201598	Fixed	6.000%	1/1/2037	64,017
333,750	Loan ID 201599	Fixed	5.000%	7/1/2038	269,231
44,013	Loan ID 201600	Fixed	6.000%	1/1/2036	8,990
35,376	Loan ID 201602	Fixed	5.000%	4/20/2032	35,376
58,985	Loan ID 201604	Fixed	8.500%	1/1/2048	58,985
70,766	Loan ID 201605	Fixed	8.750%	3/1/2048	70,766
88,965	Loan ID 201606	Fixed	9.990%	5/1/2048	88,965
66,268	Loan ID 201608	Fixed	9.990%	6/1/2048	7,733
43,065	Loan ID 201610	Fixed	9.990%	7/1/2048	43,065
59,016	Loan ID 201611	Fixed	9.990%	7/1/2048	59,016
255,000	Loan ID 201612^	Interest Only	12.000%	9/1/2019	252,450
33,750	Loan ID 201614^	Interest Only	12.000%	12/1/2019	33,075
496,777	Loan ID 201615	Fixed	10.500%	1/1/2021	493,926
480,000	Loan ID 201616^	Interest Only	9.990%	1/1/2020	477,600
171,905	Loan ID 201617	Fixed	9.750%	2/1/2022	171,036
30,802	Loan ID 201623	Fixed	9.950%	10/11/2031	30,802
31,636	Loan ID 201624	Fixed	11.000%	7/22/2028	31,636
40,898	Loan ID 201626	Fixed	8.950%	5/18/2035	40,898
43,073	Loan ID 201627	Fixed	10.450%	2/19/2047	43,073
44,479	Loan ID 201628	Fixed	11.000%	7/25/2040	49,661
41,893	Loan ID 201629	Fixed	11.000%	3/6/2033	41,893
46,187	Loan ID 201630^	Fixed	9.950%	1/28/2020	43,878
44,241	Loan ID 201631	Fixed	9.950%	7/25/2031	44,241
49,788	Loan ID 201632	Fixed	11.000%	10/13/2041	49,788
56,374	Loan ID 201633	Fixed	11.000%	12/2/2032	56,555
64,026	Loan ID 201634	Fixed	7.950%	2/28/2048	14,287
65,269	Loan ID 201635	Fixed	9.950%	3/14/2046	65,316
80,133	Loan ID 201636	Fixed	9.450%	5/13/2031	80,133
98,626	Loan ID 201637	Fixed	11.000%	5/22/2045	98,626
141,773	Loan ID 201638	Fixed	8.500%	9/19/2044	141,773
321,511	Loan ID 201639	Fixed	5.000%	9/1/2048	321,950
342,426	Loan ID 201640	Fixed	5.125%	4/1/2049	320,456
158,632	Loan ID 201641^	Fixed	10.500%	6/1/2020	150,700
420,000	Loan ID 201642	Interest Only	13.000%	4/1/2021	399,000
285,000	Loan ID 201644	Interest Only	10.000%	2/1/2021	285,000
669,302	Loan ID 201645^	Fixed	8.000%	7/1/2020	385,641
41,972	Loan ID 201647	Fixed	6.000%	10/1/2031	39,497
36,899	Loan ID 201648	Fixed	7.150%	8/14/2030	13,234
58,591	Loan ID 201649	Fixed	4.800%	2/20/2030	58,591
37,981	Loan ID 201650	Fixed	7.000%	11/14/2031	37,981
49,853	Loan ID 201651	Fixed	7.000%	12/1/2036	21,168
247,013	Loan ID 201652	Fixed	5.000%	10/1/2036	83,361
197,517	Loan ID 201653	Fixed	4.250%	6/1/2048	197,517

The accompanying notes are an integral part of these financial statements.

Vertical Capital Income Fund
PORTFOLIO OF INVESTMENTS (Continued)
September 30, 2020

Principal		Loan Type	Interest Rate	Maturity	Fair Value
	MORTGAGE NOTES (Continued) - 104.3%
$442,041	Loan ID 201654	Fixed	4.875%	7/1/2049	$435,986
147,726	Loan ID 201655	Fixed	7.700%	1/1/2049	147,726
125,260	Loan ID 201656	Fixed	4.625%	6/1/2049	125,260
245,098	Loan ID 201657	Fixed	5.250%	11/1/2048	232,951
266,477	Loan ID 201659	Fixed	4.875%	5/1/2049	263,227
84,873	Loan ID 201661	Fixed	5.500%	8/1/2049	84,873
130,302	Loan ID 201662	Fixed	5.375%	9/1/2048	130,302
423,920	Loan ID 201663	Fixed	4.750%	10/1/2048	423,920
20,022	Loan ID 201664	Fixed	10.000%	8/1/2033	20,022
41,654	Loan ID 201665	Fixed	9.990%	8/1/2048	41,693
18,884	Loan ID 201666	Fixed	10.000%	6/1/2048	18,884
17,316	Loan ID 201667	Fixed	10.000%	7/1/2033	17,316
16,236	Loan ID 201668	Fixed	9.750%	11/1/2033	16,236
56,407	Loan ID 201670	Fixed	8.000%	9/15/2048	56,407
22,696	Loan ID 201671	Fixed	9.000%	9/15/2048	22,720
21,223	Loan ID 201672	Fixed	9.900%	10/15/2048	21,223
51,637	Loan ID 201673	Fixed	9.990%	6/1/2048	51,637
23,971	Loan ID 201674	Fixed	9.900%	12/1/2048	23,971
67,304	Loan ID 201675	Fixed	9.750%	2/1/2049	67,304
111,962	Loan ID 201676	Fixed	9.625%	10/1/2048	111,962
80,303	Loan ID 201677	Fixed	9.250%	11/1/2048	80,303
25,573	Loan ID 201678	Fixed	10.000%	8/1/2048	25,573
43,446	Loan ID 201679	Fixed	7.700%	3/1/2047	43,446
39,521	Loan ID 201680	Fixed	9.900%	9/15/2048	38,805
34,514	Loan ID 201681	Fixed	9.000%	6/1/2048	32,788
176,296	Loan ID 201682	Fixed	5.000%	7/1/2048	56,997
486,551	Loan ID 201683	Fixed	4.875%	12/1/2048	486,551
408,716	Loan ID 201684	Fixed	4.500%	8/1/2049	391,714
288,453	Loan ID 201685	Fixed	5.500%	2/1/2049	288,453
101,972	Loan ID 201686	Fixed	4.250%	7/1/2049	93,669
107,438	Loan ID 201687	Fixed	5.500%	7/1/2048	85,011
384,806	Loan ID 201688	Fixed	6.000%	11/1/2047	385,255
209,037	Loan ID 201689	Fixed	4.500%	4/1/2049	201,754
496,723	Loan ID 201690	Fixed	5.000%	9/1/2049	478,712
209,408	Loan ID 201692	Fixed	8.000%	11/1/2029	209,814
64,771	Loan ID 201694	Interest Only	9.000%	9/1/2024	64,804
304,270	Loan ID 201695	Interest Only	8.000%	9/1/2021	314,270
65,589	Loan ID 201696	Fixed	5.125%	10/1/2048	65,589
125,186	Loan ID 201697	Fixed	6.125%	4/1/2049	115,812
83,388	Loan ID 201698	Fixed	4.375%	12/1/2047	83,111
266,871	Loan ID 201699	Fixed	5.522%	9/1/2049	266,871
324,814	Loan ID 201700	Fixed	6.125%	6/1/2049	302,257
62,896	Loan ID 201701	Fixed	5.000%	8/1/2049	60,927
566,311	Loan ID 201702	Fixed	6.125%	11/1/2049	566,311
392,128	Loan ID 201703	Fixed	6.600%	12/1/2048	392,128
319,201	Loan ID 201704	Fixed	7.535%	3/1/2049	319,465
291,289	Loan ID 201706	Fixed	4.875%	10/1/2048	266,633
182,234	Loan ID 201707	Fixed	4.875%	8/1/2049	126,538
447,128	Loan ID 201708	Fixed	4.500%	11/1/2049	382,780
207,055	Loan ID 201709	Fixed	5.325%	9/1/2049	207,055

The accompanying notes are an integral part of these financial statements.

Vertical Capital Income Fund
PORTFOLIO OF INVESTMENTS (Continued)
September 30, 2020

Principal		Loan Type	Interest Rate	Maturity	Fair Value
	MORTGAGE NOTES (Continued) - 104.3%
$148,663	Loan ID 201710	Fixed	6.700%	11/1/2049	$148,663
731,758	Loan ID 201711	Fixed	4.875%	10/1/2049	729,065
382,666	Loan ID 201712	Fixed	5.125%	10/1/2049	382,666
184,407	Loan ID 201713	Fixed	10.111%	12/1/2049	184,407
282,340	Loan ID 201714	Fixed	10.250%	12/1/2049	267,517
122,941	Loan ID 201715	Fixed	10.130%	12/1/2049	122,193
237,576	Loan ID 201716	Fixed	10.150%	12/1/2049	224,974
439,021	Loan ID 201717	Fixed	6.500%	12/1/2048	418,551
43,251	Loan ID 201718	Fixed	6.125%	11/1/2048	43,251
118,148	Loan ID 201719	Fixed	4.750%	9/1/2049	118,148
139,079	Loan ID 201720	Fixed	4.375%	4/1/2049	137,355
365,135	Loan ID 201723	Fixed	5.000%	1/1/2049	365,135
249,322	Loan ID 201724	Fixed	5.375%	1/1/2049	249,357
76,451	Loan ID 201725	Interest Only	7.750%	12/1/2022	76,451
55,046	Loan ID 201726	Interest Only	8.000%	12/1/2022	55,046
63,050	Loan ID 201727	Interest Only	8.750%	2/1/2021	62,735
74,370	Loan ID 201728	Fixed	8.500%	1/1/2022	74,113
214,790	Loan ID 201729	Interest Only	7.500%	1/1/2030	215,062
65,000	Loan ID 201730	Interest Only	10.000%	12/1/2020	65,000
319,447	Loan ID 201731	Fixed	4.750%	10/1/2049	319,447
130,031	Loan ID 201732	Fixed	5.125%	5/1/2047	124,419
79,381	Loan ID 201733	Fixed	5.250%	4/1/2044	79,381
546,911	Loan ID 201736	Fixed	7.250%	5/1/2047	546,911
999,999	Loan ID 201737	ARM	7.875%	11/1/2047	999,999
126,920	Loan ID 201739	ARM	7.125%	4/1/2048	120,574
113,314	Loan ID 201740	Fixed	5.749%	4/1/2048	113,314
229,305	Loan ID 201741	ARM	8.000%	7/1/2048	228,119
644,663	Loan ID 201742	ARM	8.750%	9/1/2048	644,663
142,597	Loan ID 201743	Fixed	5.499%	9/1/2048	142,597
300,408	Loan ID 201744	Fixed	5.625%	5/1/2049	300,408
187,570	Loan ID 201745	Fixed	5.500%	6/1/2049	186,040
381,268	Loan ID 201746	Fixed	4.875%	7/1/2049	146,462
449,972	Loan ID 201747	Fixed	7.000%	4/1/2030	450,999
259,854	Loan ID 201748	Fixed	7.125%	4/1/2050	248,045
966,996	Loan ID 201749	Fixed	4.000%	4/1/2050	934,663
549,787	Loan ID 201750	Fixed	6.125%	4/1/2050	549,787
303,194	Loan ID 201751	ARM	5.125%	3/1/2050	303,194
689,564	Loan ID 201752	Fixed	7.500%	4/1/2050	622,463
1,121,196	Loan ID 201753	Fixed	4.875%	4/1/2050	1,111,360
845,203	Loan ID 201754	Fixed	4.875%	4/1/2050	795,911
612,049	Loan ID 201755	Fixed	5.750%	3/1/2050	610,107
253,762	Loan ID 201756	Fixed	5.000%	3/1/2050	236,374
278,539	Loan ID 201757	ARM	5.125%	4/1/2050	253,486
421,804	Loan ID 201758	Fixed	5.875%	3/1/2050	421,374
263,522	Loan ID 201759	ARM	5.750%	3/1/2050	213,453
938,734	Loan ID 201760	Fixed	5.375%	3/1/2050	890,268
259,348	Loan ID 201761	Fixed	6.875%	2/1/2050	244,265
428,637	Loan ID 201762	Fixed	5.990%	3/1/2050	421,606
146,641	Loan ID 201763	Fixed	7.375%	4/1/2050	143,378
215,969	Loan ID 201764	Fixed	8.625%	4/1/2050	210,398

The accompanying notes are an integral part of these financial statements.

Vertical Capital Income Fund
PORTFOLIO OF INVESTMENTS (Continued)
September 30, 2020

Principal		Loan Type	Interest Rate	Maturity	Fair Value
	MORTGAGE NOTES (Continued) - 104.3%
$345,201	Loan ID 201765	Fixed	6.125%	3/1/2050	$337,754
66,697	Loan ID 201766	Fixed	5.500%	4/1/2050	37,321
220,011	Loan ID 201767	Fixed	5.250%	7/1/2049	220,011
189,954	Loan ID 201768	Fixed	6.750%	4/1/2050	186,945
346,132	Loan ID 201769	Fixed	6.625%	4/1/2050	333,896
216,194	Loan ID 201770	Fixed	9.375%	4/1/2050	195,762
333,135	Loan ID 201771	Fixed	5.750%	4/1/2050	280,383
358,563	Loan ID 201772	Fixed	8.125%	3/1/2050	358,563
764,858	Loan ID 201773	ARM	5.500%	6/1/2049	653,137
295,246	Loan ID 201774	Fixed	6.125%	3/1/2050	266,703
166,118	Loan ID 201775	Fixed	7.375%	4/1/2050	165,989
702,114	Loan ID 201776	Fixed	6.625%	1/1/2050	726,017
126,674	Loan ID 201777	Fixed	5.875%	4/1/2049	126,674
149,000	Loan ID 201778	Interest Only	10.500%	8/1/2021	149,000
250,000	Loan ID 201779	Fixed	10.500%	7/1/2022	250,000
448,235	Loan ID 201780	Fixed	6.125%	4/1/2050	446,205
383,525	Loan ID 201781	Fixed	6.250%	4/1/2050	383,525
262,820	Loan ID 201782	Fixed	7.580%	3/1/2050	258,221
124,600	Loan ID 201783	Interest Only	7.500%	9/1/2025	124,600
367,603	Loan ID 201784	Fixed	6.750%	4/1/2050	367,603
273,000	Loan ID 201785	Interest Only	8.000%	8/31/2023	273,000
166,600	Loan ID 201786	Interest Only	7.000%	10/1/2023	166,000
138,363,539	TOTAL MORTGAGE NOTES (Cost - $116,981,948)				130,311,594

	OTHER INVESTMENTS* (Cost - $439,693) - 0.4%				537,822

	TOTAL INVESTMENTS (Cost - $117,421,641) - 104.7%				$130,849,416
	LIABILITIES IN EXCESS OF OTHER ASSETS - (4.7)%				(5,815,103)
	NET ASSETS - 100.0%				$125,034,313

*	Illiquid Securities, non-income producing defaulted securities.

^	Loan is in loss mitigation, which means the Fund is restructuring the loan with the delinquent borrower.

The accompanying notes are an integral part of these financial statements.

Vertical Capital Income Fund
STATEMENT OF ASSETS AND LIABILITIES
September 30, 2020

Assets:
Investments in Securities at Market Value (identified cost $117,421,641)	$130,849,416
Cash	2,765,345
Interest Receivable	1,485,249
Receivable for Investment Securities Sold and Principal Paydowns	3,700,664
Prepaid Expenses and Other Assets	301,922
Total Assets	139,102,596

Liabilities:
Line of Credit	13,000,000
Payable for Securities Purchased	687,934
Accrued Advisory Fees	148,465
Related Party Payable	15,994
Accrued Expenses and Other Liabilities	215,890
Total Liabilities	14,068,283

Net Assets	$125,034,313

Net Assets consisted of:
Paid-in-Capital	$108,668,945
Accumulated Earnings	16,365,368
Net Assets	$125,034,313

Net Asset Value Per Share
Net Assets	$125,034,313
Shares of Beneficial Interest Outstanding (no par value)	10,380,003
Net Asset Value (Net Assets/Shares Outstanding)	$12.05

The accompanying notes are an integral part of these financial statements.

Vertical Capital Income Fund
STATEMENT OF OPERATIONS
For the Year Ended September 30, 2020

Investment Income:
Interest Income	$7,234,676
Total Investment Income	7,234,676

Expenses:
Investment Advisory Fees	1,592,884
Security Servicing Fees	384,497
Interest Expense	401,279
Audit Fees	222,183
Insurance Expense	208,129
Legal Fees	179,582
Line of Credit Fees	144,665
Administration Fees	141,719
Trustees’ Fees	127,534
Miscellaneous Expenses	106,022
Transfer Agent Fees	75,731
Printing Expense	73,984
Extraordinary Fees	60,569
Chief Compliance Officer Fees	52,757
Fund Accounting Fees	51,038
Custody Fees	49,093
Security Pricing Expense	29,000
Registration & Filing Fees	1,496
Total Expenses	3,902,162
Less: Expenses Waived by Adviser	(428,908)
Net Expenses	3,473,254
Net Investment Income	3,761,422

Net Realized and Unrealized Gain/Loss on Investments:
Net Realized Gain from:
Investments	2,487,468
Net Change in Unrealized Depreciation on:
Investments	(7,717,790)
Net Realized and Unrealized Loss on Investments	(5,230,322)

Net Decrease in Net Assets Resulting From Operations	$(1,468,900)

The accompanying notes are an integral part of these financial statements.

Vertical Capital Income Fund
STATEMENT OF CHANGES IN NET ASSETS

	For the Year	For the Year
	Ended	Ended
	September 30, 2020	September 30, 2019 (a)
Operations:
Net Investment Income	$3,761,422	$3,164,910
Net Realized Gain from Investments	2,487,468	1,926,569
Net Change in Unrealized Appreciation/(Depreciation) on Investments	(7,717,790)	5,629,734
Net Increase/Decrease in Net Assets Resulting From Operations	(1,468,900)	10,721,213

Distributions to Shareholders From:
Total Distributions Paid
Class A *	(5,441,643)	(5,747,639)
Class C *	—	(2,747)
Total Distributions to Shareholders	(5,441,643)	(5,750,386)

Beneficial Interest Transactions:
Proceeds from Shares Issued:
Class A *	—	456,022
Distributions Reinvested:
Class A *	—	2,361,676
Class C *	—	2,747
Cost of Shares Redeemed:
Class A *	—	(13,501,460)
Class C *	—	(105,641)
Net Decrease in Net Assets from Beneficial Interest Transactions	—	(10,786,656)

Total Decrease in Net Assets	(6,910,543)	(5,815,829)

Net Assets:
Beginning of Year	131,944,856	137,760,685
End of Year	$125,034,313	$131,944,856

(a)	Class C closed on April 2, 2019.

*	Prior to listing on the NYSE, the Fund discontinued share class structure.

The accompanying notes are an integral part of these financial statements.

Vertical Capital Income Fund
STATEMENT OF CHANGES IN NET ASSETS (Continued)

	For the Year	For the Year
	Ended	Ended
	September 30, 2020	September 30, 2019 (a)
Share Activity
Class A (b):
Shares Sold	—	37,357
Shares Reinvested	—	195,274
Shares Redeemed	—	(1,110,358)
Net Decrease in Shares of Beneficial Interest Outstanding	—	(877,727)

Class C (b):
Shares Sold	—	—
Shares Reinvested	—	225
Shares Redeemed	—	(8,431)
Net Decrease in Shares of Beneficial Interest Outstanding	—	(8,206)

(a)	Class C closed on April 2, 2019.

(b)	Prior to listing on the NYSE, the Fund discontinued share class structure.

The accompanying notes are an integral part of these financial statements.

Vertical Capital Income Fund
Statement of Cash Flows
For the Year Ended September 30, 2020

Increase in Cash
Cash Flows Provided by (Used for) Operating Activities:
Net Decrease in Net Assets Resulting from Operations	$(1,468,900)

Adjustments to Reconcile Net Increase (Decrease) in Net Assets Resulting from Operations to Net Cash Provided by (Used for) Operating Activities:
Purchases of Long-Term Portfolio Investments	(31,899,536)
Proceeds from Sale of Long-Term Portfolio Investments and Principal Paydowns	26,403,917
Decrease in Interest Receivable	189,164
Increase in Receivable for Investment Securities Sold and Principal Paydowns	(2,057,204)
Decrease in Prepaid Expenses and Other Assets	113,637
Increase in Payable for Securities Purchased	137,739
Increase in Accrued Advisory Fees	47,975
Decrease in Accrued Extraordinary Fees	(684,822)
Decrease in Related Party Payable	(22,094)
Increase in Accrued Expenses and Other Liabilities	30,081
Amortization of Deferred Financing Fees	144,665
Net Amortization on Investments	(949,135)
Net Realized Gain on Investments	(2,487,468)
Change in Unrealized Depreciation on Investments	7,717,790

Net Cash Used for Operating Activities	(4,784,191)

Cash Flows Provided by (Used for) Financing Activities:
Dividends Paid to Shareholders	(5,441,643)
Payments on Line of Credit	(9,700,000)
Proceeds from Line of Credit	20,200,000
Net Cash Provided by Financing Activities	5,058,357

Net Increase in Cash	274,166
Cash at Beginning of Year	2,491,179
Cash at End of Year	$2,765,345

Cash Paid for Interest of $399,536.

The accompanying notes are an integral part of these financial statements.

Vertical Capital Income Fund
Financial Highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each year presented.

	Year	Year		Year		Year		Year
	Ended	Ended		Ended		Ended		Ended
	September 30, 2020	September 30, 2019		September 30, 2018		September 30, 2017		September 30, 2016
Net Asset Value, Beginning of Year	$12.71	$12.23		$12.34		$12.49		$11.53

From Operations:
Net investment income (a)	0.36	0.30		0.43		0.39		0.36
Net gain (loss) from investments (both realized and unrealized)	(0.50)	0.72		0.06		(0.04	) (b)	1.33
Total from operations	(0.14)	1.02		0.49		0.35		1.69

Distributions to shareholders from:
Net investment income	(0.33)	(0.34)		(0.39)		(0.40)		(0.38)
Net realized gains	(0.19)	(0.20)		(0.21)		(0.10)		(0.35)
Total distributions	(0.52)	(0.54)		(0.60)		(0.50)		(0.73)

Net Asset Value, End of Year	$12.05	$12.71		$12.23		$12.34		$12.49
Market Price, End of Year	$9.93	$10.68		N/A		N/A		N/A

Total Return-NAV (c)	(1.09)%	8.62%		4.03%		2.81%		15.10%
Total Return-Market Price (c)	(2.99)%	(8.73)%		NA		NA		NA

Ratios/Supplemental Data
Net assets, end of Year (in 000’s)	$125,034	$131,945		$137,659		$160,630		$182,008
Ratio of gross expenses to average net assets (d)	3.06%	3.87	% (f)	3.03	% (e)	2.74	% (e)	2.95	% (e)
Ratio of net expenses to average net assets (d)	2.73%	3.34	% (f)	2.09	% (e)	2.04	% (e)	2.26	% (e)
Ratio of net investment income to average net assets (d)	2.95%	2.43	% (f)	3.52	% (e)	3.24	% (e)	2.98	% (e)
Portfolio turnover rate	20.13%	7.12%		5.11%		17.69%		13.72%
Loan Outstanding, End of Period (000s)	$13,000	$2,355		$6,664		$—		$—
Asset Coverage Ratio for Loan Outstanding (g)	1062%	5702%		2167%		0%		0%
Asset Coverage, per $1,000 Principal Amount of Loan Outstanding (g)	$10,618	$53,778		$20,680		$—		$—
Weighted Average Loans Outstanding (000s) (h)	$9,796	$7,500		$4,500		$14,368		$12,330
Weighted Average Interest Rate on Loans Outstanding	3.79%	5.14%		4.69%		3.88%		3.41%

(a)	Per share amounts are calculated using the annual average shares method, which more appropriately presents the per share data for the period.

(b)	The amount of net gain (loss) on investments (both realized and unrealized) per share does not accord with the amounts reported in the Statement of Operations due to timing of purchases and redemptions of Fund shares.

(c)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any, and excludes the effect of sales charges. Had the Adviser not waived expenses, total returns would have been lower.

(d)	Ratio includes 0.48%, 0.46%, 0.24%, 0.14% and 0.20% for the years ended September 30, 2020, 2019, 2018, 2017, and 2016, respectively, that attributed to interest expenses and fees.

(e)	Ratio includes 0.01%, 0.05%, 0.21% and 0.21% for the years ended September 30, 2018, 2017, 2016 and the year ended 2015, respectively, that attributed to advisory transition expenses.

(f)	Ratio includes 0.77% for the year ended September 30, 2019 that attributed to reorganization (NYSE listing) expenses and contested proxy expenses.

(g)	Represents value of net assets plus the loan outstanding at the end of the period divided by the loan outstanding at the end of the period.

(h)	Based on monthly weighted average.

The accompanying notes are an integral part of these financial statements.

Vertical Capital Income Fund
Notes to Financial Statements
September 30, 2020

1.	ORGANIZATION

Vertical Capital Income Fund (the “Fund”), was organized as a Delaware statutory trust on April 8, 2011 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, closed-end management investment company. The investment objective of the Fund is to seek income. The Fund currently has one class of shares which commenced operations on December 30, 2011. Prior to March 29, 2019, the Fund offered shares at net asset value plus a maximum sales charge of 5.75%. Oakline Advisors, LLC (the “Advisor”), serves as the Fund’s investment adviser.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 “Financial Services – Investment Companies” including FASB Accounting Standards Update 2013-08. The following is a summary of significant accounting policies and reporting policies used in preparing the financial statements. The accompanying financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The Fund amortizes premiums and discounts using the effective interest rate method. Offering expenses are amortized over 12 months following the time they are incurred.

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

Investment Security Valuation

Mortgage Notes – The Fund uses an independent third-party pricing service, approved by the Fund’s Board of Trustees (the “Board”), to value its Mortgage Notes on an as needed basis. The third-party pricing servicer uses a cash flow forecast and valuation model that focuses on forecasting the frequency, timing and severity of mortgage loss behavior. The model incorporates numerous observable loan-level factors such as unpaid principal balance, remaining term of the loan and coupon rate as well as macroeconomic data including yield curves, spreads to the Treasury curves and home price indexes. The model also includes a number of unobservable factors and assumptions (such as voluntary and involuntary prepayment speeds, delinquency rates, foreclosure timing, and others) to determine a fair value. While the model requires a minimum set of data to develop a reasonable fair value, the model is capable of accepting additional data elements. The model makes certain assumptions unless a specific data element is included, in which case it uses the additional data. Not all assumptions have equal weighting in the model. Using assumptions in this manner is a part of the Fund’s valuation policy and procedures and provides consistency in the application of valuation assumptions. The third-party pricing servicer also benchmarks its pricing model against observable pricing levels being quoted by a range of market participants active in the purchase and sale of residential mortgage loans. The combination of loan level criteria and market adjustments produces a monthly price for each Mortgage Note relative to current public market conditions.

Prior to purchase, each Mortgage Note goes through a due diligence process that includes considerations such as underwriting borrower credit, employment history, property valuation, and delinquency history with an overall emphasis on repayment of the Mortgage Notes. The purchase price of the Mortgage Notes reflects the overall risk relative to the findings of this due diligence process.

The Fund invests primarily in Mortgage Notes secured by residential real estate. The market or liquidation value of each type of residential real estate collateral may be adversely affected by numerous factors, including rising interest rates; changes in the national, state and local economic climate and real estate conditions; perceptions of prospective buyers of the safety, convenience and attractiveness of the properties; maintenance and insurance

Vertical Capital Income Fund
Notes to Financial Statements (Continued)
September 30, 2020

costs; changes in real estate taxes and other expenses; adverse changes in governmental rules and fiscal policies; adverse changes in zoning laws; natural disasters and other factors beyond the control of the borrowers.

The Fund’s investments in Mortgage Notes are subject to liquidity risk because there is a limited secondary market for Mortgage Notes. Liquidity risk exists when particular investments of the Fund would be difficult to purchase or sell, possibly preventing the Fund from selling such illiquid securities at an advantageous time or price, or possibly requiring the Fund to dispose of other investments at unfavorable times or prices in order to satisfy its obligations. Securities for which current market quotations are not readily available, such as the Mortgage Notes the Fund invests in, or for which quotations are not deemed to be representative of market values are valued at fair value as determined in good faith by or under the direction of the Board in accordance with the Fund’s Portfolio Securities Valuation Procedures (the “Procedures”). The Procedures consider, among others, the following factors to determine a security’s fair value: the nature and pricing history (if any) of the security; whether any dealer quotations for the security are available; and possible valuation methodologies that could be used to determine the fair value of the security.

The valuation inputs and subsequent outputs are reviewed and maintained on a monthly basis. Any calibrations or adjustments to the model that may be necessary are done on an as-needed basis to facilitate fair pricing. Financial markets are monitored relative to the interest rate environment. If other available market data indicates that the pricing data from the third-party service is materially inaccurate, or pricing data is unavailable, the Fund undertakes a review of other available prices and takes additional steps to determine fair value. In all cases, the Fund validates its understanding of methodology and assumptions underlying the fair value used.

The Fund follows guidance in ASC 820, Fair Value Measurement, where fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between the market participants at the measurement date. The Fund utilizes various methods to measure the fair value of its investments on a recurring basis. Notwithstanding, the actual sale price of a Mortgage Note will likely be different than its fair value determined under ASC 820. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. ASC 820 classifies the inputs used to measure these fair values into the following hierarchy:

Level 1 – Unadjusted quoted prices in active markets for identical and/or similar assets and liabilities that the Fund has the ability to access at the measurement date.

Level 2 – Other significant observable inputs other than quoted prices included in Level 1 for the asset or liability, either directly or indirectly. These inputs may include quoted prices for similar investments or identical investments in an active market, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Significant unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

As of September 30, 2020, management estimated that the carrying value of cash and cash equivalents, accounts receivable, prepaid expenses and other assets, line of credit payable, payables for securities purchased, accrued

Vertical Capital Income Fund
Notes to Financial Statements (Continued)
September 30, 2020

advisory fees, related party payables, and accrued and other liabilities were at amounts that reasonably approximated their fair value based on their highly-liquid nature and short-term maturities. This is considered a Level 1 valuation technique.

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. The following tables summarize the inputs used as of September 30, 2020 for the Fund’s assets measured at fair value:

Assets	Level 1	Level 2	Level 3	Total
Mortgage Notes	$—	$—	$130,311,594	$130,311,594
Other Investments	—	—	537,822	537,822
Total	$—	$—	$130,849,416	$130,849,416

There were no transfers between levels during the current period presented. It is the Fund’s policy to record transfers into or out of levels at the end of the reporting period.

The following is a reconciliation of assets in which Level 3 inputs were used in determining value:

	Mortgage Notes	Other Investments	Total
Beginning Balance	$129,194,075	$440,909	$129,634,984
Net realized gain (loss)	2,487,468	—	2,487,468
Change in unrealized appreciation	(7,717,790)	—	(7,717,790)
Cost of purchases	31,899,536	—	31,899,536
Proceeds from sales and principal paydowns	(25,963,008)	(440,909)	(26,403,917)
Purchase discount amortization	949,135	—	949,135
Net Transfers within level 3	(537,822)	537,822	—
Ending balance	$130,311,594	$537,822	$130,849,416

The total change in unrealized depreciation included in the Statement of Operations attributable to Level 3 investments still held at September 30, 2020 is $(5,682,768).

The following table provides quantitative information about the Fund’s Level 3 values, as well as its inputs, as of September 30, 2020. The table is not all-inclusive, but provides information on the significant Level 3 inputs:

					Weighted
				Range of	Average of
			Unobservable	Unobservable	Unobservable
	Value	Valuation Technique	Inputs	Inputs	Inputs
Mortgage Notes	$130,311,594	Comprehensive pricing model with emphasis on discounted cash flows	Constant prepayment rate	0 - 67.9%	23.2%
			Deliquency	0 - 760 days	24 days
			Loan-to-Value	0.6 - 498.1%	79.5%
			Discount Rate	2.4 - 22.2%	5.3%
Other Investments	537,822	Market comparable	Sales prices	$8 - $318 sq/ft	$309.2 sq/ft
Closing Balance	$130,849,416

Vertical Capital Income Fund
Notes to Financial Statements (Continued)
September 30, 2020

A change to the unobservable input may result in a significant change to the value of the investment as follows:

Security Transactions and
Investment Income -	Impact to Value if	Impact to Value if
Investment Security	Input Increases	Input Decreases
Constant Prepayment Rate	Increase	Decrease
Delinquency	Decrease	Increase
Loan to Value	Decrease	Increase
Discount rate	Decrease	Increase

Cash and Cash Equivalents – Cash and cash equivalents include cash and overnight investments in interest-bearing demand deposits with a financial institution with maturities of three months or less. The Fund maintains deposits with a high quality financial institution in an amount that is in excess of federally insured limits.

Security Transactions and Investment Income – Investment security transactions are accounted for on a trade date basis. Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes. Interest income is recorded on the accrual basis. Purchase discounts and premiums on securities are accreted and amortized over the life of the respective securities using the effective interest method.

Interest Income on Non-Accrual Loans – The Fund discontinues the accrual of interest on loans when, in the opinion of management, there is an assessment that the borrower will likely be unable to meet all contractual payments as they become due.

Credit Facility – On July 20, 2018, the Fund entered into a revolving line of credit agreement with NexBank SSB for investment purposes and to help maintain the Fund’s liquidity, subject to the limitations of the 1940 Act for borrowings. The maximum amount of borrowing allowed under the agreement was the lesser of $35 million or 75% of the eligible portion of the Fund’s loans. Borrowings under the Nexbank agreement bear interest at a rate equal to the 30-day LIBOR plus applicable margin of 2.75%, per annum, on the outstanding principal balance. The Nexbank agreement matures on July 16, 2021. The Nexbank agreement is secured by assets of the Fund.

During the year ended September 30, 2020 the Fund incurred deferred financing fees of $0. Accumulated amortization of deferred financing fees was $371,986 as of September 30, 2020. The average amount of borrowing outstanding for the period was $9,796,154 and the total interest expense was $401,279. The outstanding balance under the NexBank line of credit was $13,000,000 at September 30, 2020.

Federal Income Taxes – The Fund intends to continue to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute all of its taxable income, if any, to shareholders. Accordingly, no provision for Federal income taxes is required in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken by the Fund in its 2017 - 2019 tax returns, which remain open for examination, or expected to be taken in the Fund’s 2020 tax returns. The Fund identified its major tax jurisdictions as U.S. Federal jurisdictions where the Fund makes significant investments; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. The Fund accounts for interest and penalties for any uncertain tax positions as a component of income tax expense. No interest or penalty expense was recorded during the year ended September 30, 2020.

Vertical Capital Income Fund
Notes to Financial Statements (Continued)
September 30, 2020

Distributions to Shareholders – Distributions from investment income, if any, are declared and paid monthly and are recorded on the ex-dividend date. The Fund will declare and pay net realized capital gains not previously distributed, if any, annually. The Board’s decision to declare distributions will be influenced by its obligation to ensure that the Fund maintains its federal tax status as a Registered Investment Company (“RIC”). In order to qualify as a RIC, the Fund must derive a minimum of 90% of its income from capital gains, interest or dividends earned on investments and must distribute a minimum of 90% of its net investment income in the form of interest, dividends or capital gains to its shareholders. Otherwise, the Fund may be subject to an excise tax from the IRS.

The character of income and gains to be distributed is determined in accordance with Federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (i.e., deferred losses, capital loss carry forwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require classification.

Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, management of the Fund expects the risk of loss due to these warranties and indemnities to be remote.

3.	INVESTMENT IN RESTRICTED SECURITIES

The Fund may invest in Restricted Securities (those which cannot be offered for public sale without first being registered under the Securities Act of 1933) that are consistent with the Fund’s investment objectives and investment strategies. Investments in Restricted Securities are valued at fair value as determined in good faith in accordance with procedures adopted by the Board of Trustees. The Fund would typically have no rights to compel the obligor or issuer of a Restricted Security to register such a Restricted Security under the 1933 Act. No such securities were owned by the Fund at September 30, 2020.

4.	INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

The business activities of the Fund are overseen by the Board, which is responsible for the overall management of the Fund.

Advisory Fees – Pursuant to an Advisory Agreement with the Fund, the Advisor, under the oversight of the Board, directs certain of the daily operations of the Fund and supervises the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Advisor, the Fund pays the adviser a management fee, computed and accrued daily and paid monthly, at an annual rate of 1.25% of the average daily net assets of the Fund. For the year ended September 30, 2020 the Advisor earned advisory fees of $1,579,131.

The Advisor has contractually agreed to waive all or part of its management fees and/or make payments to limit Fund expenses (exclusive of any taxes, leverage interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, expenses of investing in underlying funds, or extraordinary expenses such as litigation and advisor transition expenses) so that the total annual operating expenses of the Fund do not exceed 2.25% of the average daily net assets through September 30, 2020. This agreement has been extended through September 30, 2021 at 2.50%. Waivers and expense reimbursements may be recouped by the Advisor from the Fund within three years of when the amounts were waived only if the Fund expenses are lower than both the lesser of the current expense cap and the expense cap in place at the time of waiver. For the year ended September 30,

Vertical Capital Income Fund
Notes to Financial Statements (Continued)
September 30, 2020

2020, the Advisor waived advisory fees of $428,908. Expenses subject to recapture by the Advisor amounted to $1,409,845 that will expire on September 30, 2021, and $692,741 that will expire on September 30, 2022, and $428,908 that will expire on September 30, 2023. Effective February 1, 2020, David Aisner no longer served as co-portfolio manager of the Fund as he left the Advisor to pursue other opportunities. Robert J. Chapman, serves as the sole portfolio manager of the Fund. Mr. Chapman is Executive Vice President of the Advisor, Treasurer of the Fund, and Chairman of the Board of Trustees of the Fund.

In addition, certain affiliates provide services to the Fund as follows:

Gemini Fund Services, LLC (“GFS”) – GFS provides administration and fund accounting services to the Fund. Pursuant to a separate servicing agreement with GFS, the Fund pays GFS customary fees for providing administration and fund accounting services to the Fund. Certain officers of the Fund are also officers of GFS, and are not paid any fees directly by the Fund for serving in such capacities. For the year ended September 30, 2020 GFS earned $201,335.

Northern Lights Compliance Services, LLC (“NLCS”) – NLCS, an affiliate of GFS, provides a Chief Compliance Officer to the Fund, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Fund. Under the terms of such agreement, NLCS receives customary fees from the Fund. For the year ended September 30, 2020 NLCS earned $57,486.

Blu Giant, LLC (“Blu Giant”) – Blu Giant, an affiliate of GFS, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Fund. For the year ended September 30, 2020 Blu Giant earned $17,667.

Trustees – The Fund pays each Trustee who is not affiliated with the Fund or Adviser a quarterly fee of $5,000 and the lead unaffiliated Trustee a quarterly fee of $10,000. Additionally, each unaffiliated Trustee receives $2,500 per meeting as well as reimbursement for any reasonable expenses incurred attending meetings. The “interested persons” who serve as Trustees of the Fund receive no compensation for their services as Trustees. None of the executive officers receive compensation from the Fund.

5.	INVESTMENT TRANSACTIONS

The cost of purchases and proceeds from sales and paydowns of investment securities, other than U.S. Government securities and short-term investments, for the year ended September 30, 2020 amounted to $31,899,536 and $26,403,917 respectively.

6.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The Statement of Assets and Liabilities represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $117,421,641 and differs from fair value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation	$16,568,115
Unrealized depreciation	(3,140,340)
Net unrealized appreciation	$13,427,775

Vertical Capital Income Fund
Notes to Financial Statements (Continued)
September 30, 2020

The tax character of distributions paid during the fiscal years ended September 30, 2020 and September 30, 2019 was as follows:

	Fiscal Year Ended	Fiscal Year Ended
	September 30, 2020	September 30, 2019
Ordinary Income	$3,432,074	$3,688,381
Long-Term Capital Gain	2,009,569	2,062,005
	$5,441,643	$5,750,386

As of September 30, 2020, the components of accumulated earnings/ (deficit) on a tax basis were as follows:

Undistributed	Undistributed	Post October Loss	Capital Loss	Other		Total
Ordinary	Long-Term	and	Carry	Book/Tax	Unrealized	Accumulated
Income	Gains	Late Year Loss	Forwards	Differences	Appreciation/	Earnings
$770,983	$2,166,610	$—	$—	$—	$13,427,775	$16,365,368

7.	NEW ACCOUNTING PRONOUNCEMENTS

In August 2018, FASB issued ASU No. 2018-13, which changed certain fair value measurement disclosure requirements. The ASU, in addition to other modifications and additions, removed the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, and the policy for the timing of transfers between levels. For investment companies, the amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. These amendments have been adopted with these financial statements.

8.	MARKET RISK AND CORONAVIRUS

Unexpected local, regional or global events, such as war; acts of terrorism; financial, political or social disruptions; natural, environmental or man-made disasters; the spread of infectious illnesses or other public health issues; and recessions and depressions could have a significant impact on the Fund and its investments and may impair market liquidity. Such events can cause investor fear, which can adversely affect the economies of nations, regions and the market in general, in ways that cannot necessarily be foreseen. An outbreak of infectious respiratory illness known as COVID-19, which is caused by a novel coronavirus (SARS-CoV -2), was first detected in China in December 2019 and subsequently spread globally. This coronavirus has resulted in, among other things, travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, prolonged quarantines, significant disruptions to business operations, market closures, cancellations and restrictions, supply chain disruptions, lower consumer demand, and significant volatility and declines in global financial markets, as well as general concern and uncertainty. The impact of COVID-19 has adversely affected, and other infectious illness outbreaks that may arise in the future could adversely affect, the economies of the U.S., many other nations and the entire global economy, as well as individual mortgage note borrowers and capital markets in ways that cannot necessarily be foreseen. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in the U.S., certain other countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty.

Vertical Capital Income Fund
Notes to Financial Statements (Continued)
September 30, 2020

9.	SUBSEQUENT EVENTS

The Fund is required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the Statement of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through November 30, 2020, which is the date of these financial statements, and determined that no events or transactions occurred requiring adjustment or disclosure in the financial statements.

GRANT THORNTON LLP
1717 Main Street, Suite 1800
Dallas, TX 75201

D +1 214 561 2300
F +1 214 561 2370

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Trustees and Shareholders
Vertical Capital Income Fund

Opinion on the financial statements

We have audited the accompanying statement of assets and liabilities of Vertical Capital Income Fund (the "Fund"), including the portfolio of investments, as of September 30, 2020, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the related notes (collectively referred to as the "financial statements") and the financial highlights for each of the four years in the period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of September 30, 2020, the results of its operations and its cash flows for the period then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. The accompanying financial highlights for the year ended September 30, 2016 of Vertical Capital Income Fund were audited by other auditors whose report thereon dated March 21, 2017 expressed an unqualified opinion on those statements.

Basis for opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.

GT.COM

Grant Thornton LLP is the U.S. member firm of Grant Thornton International Ltd (GTIL). GTIL and each of its member firms are separate legal entities and are not a worldwide partnership.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2020 by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

/s/ GRANT THORNTON LLP

We have served as the Fund's auditor since 2017.

Dallas, Texas
November 30, 2020

Supplemental Information (Unaudited)

CURRENT INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT POLICIES AND PRINCIPAL RISKS OF THE FUND

Investment Objective and Policies

The Fund’s investment objective is to seek income. The Fund pursues its investment objective by investing primarily in individual interest income-producing debt securities secured by residential real estate (i.e., mortgage loans made to individual borrowers that are represented by a note (the “security”) and a security agreement in the form of a mortgage or deed of trust). These notes are typically sold individually or in groups or packages, all of which are difficult to value. The Fund acquires loans with varying terms and structures, levels of borrower equity and credit profiles. The Fund does not limit the allocation of Fund assets in performing loans along the dimensions of terms and structures, borrower equity, and credit profiles. Up to 10% of the loans the Fund acquires may be delinquent or in default at the time of acquisition. The Fund will not purchase loans that currently are in foreclosure; however, loans acquired by the Fund may go into foreclosure subsequent to acquisition by the Fund. In addition, the Fund may invest up to approximately 10% of its assets in loans that are classified as “sub-prime” at the time of purchase by the Fund. The Fund does not invest in foreign securities.

The Fund defines the individual borrowers issuing these types of mortgage-related notes as a type of industry. Therefore, the Fund concentrates investments in the mortgage-related industry because, under normal circumstances, it invests over 25% of its assets in mortgage-related securities. This policy is fundamental and may not be changed without shareholder approval.

Principal Risk Factors

Investing in the Fund involves risks, including the risk that you may receive little or no return on your investment or that you may lose part or all of your investment.

Borrower Risk. A specific security can perform differently from the market as a whole for reasons related to the borrower, such as an individual’s economic situation. Compared to investment companies that focus only on securities issued by large capitalization companies, the Fund’s net asset value may be more volatile because it invests in notes of individuals. Individuals issuing notes secured by residential real estate are more likely to suffer sudden financial reversals such as (i) job loss, (ii) depletion of savings or (iii) loss of access to refinancing opportunities. Further, compared to securities issued by large companies, notes issued by individuals are more likely to experience more significant changes in market values, be harder to sell at times and at prices that the Adviser believes appropriate, and offer greater potential for losses.

Concentration Risk. Because the Fund will invest more than 25% of its assets in the mortgage-related industry, the Fund will be subject to greater volatility risk than a fund that is not concentrated in a single industry. The Fund’s investments may be concentrated in regions or states, which exposes the Fund to region- or state-specific economic risks.

Supplemental Information (Unaudited)(Continued)

Credit Risk. Individual borrowers may not make scheduled interest and principal payments, resulting in losses to the Fund. In addition, the credit quality of securities may be lowered if a borrower’s financial condition deteriorates, which tends to increase the risk of default and decreases a note’s value. Weak or declining general economic conditions tend to increase default risk. Lower-quality notes, such as those considered “sub-prime” by the Adviser are more likely to default than those considered “prime” by the Adviser or a rating evaluation agency or service provider. An economic downturn or period of rising interest rates could adversely affect the market for sub-prime notes and reduce the Fund’s ability to sell these securities. The lack of a liquid market for these securities could decrease the Fund’s share price. Additionally, borrowers may seek bankruptcy protection which would delay resolution of security holder claims and may eliminate or materially reduce liquidity.

Defaulted Securities Risk. Defaulted securities lack liquidity and may have no secondary market for extended periods. Defaulted securities may have low recovery values and defaulting borrowers may seek bankruptcy protection which would delay resolution of the Fund’s claims. The Fund anticipates a significant likelihood of default by mortgage-related borrowers.

Fixed Income Risk. Typically, a rise in interest rates causes a decline in the value of fixed income securities. Rising interest rates tend to increase the likelihood of borrower default.

Leverage Risk. The use of leverage by borrowing money to purchase additional securities causes the Fund to incur additional expenses and will magnify losses in the event of underperformance of the securities purchased with borrowed money. In addition, a lender to the Fund may terminate or refuse to renew any credit facility. If the Fund is unable to access additional credit, it may be forced to sell investments at inopportune times, which may further depress the returns of the Fund.

Liquidity Risk. The Fund’s investments are subject to liquidity risk because there is a limited secondary market for mortgage notes. Liquidity risk exists when particular investments of the Fund would be difficult to purchase or sell, possibly preventing the Fund from selling such illiquid securities at an advantageous time or price, or possibly requiring the Fund to dispose of other investments at unfavorable times or prices in order to satisfy its obligations.

Management Risk. The Adviser’s judgments about the attractiveness, value and potential appreciation of a particular real estate segment and securities in which the Fund invests may prove to be incorrect and may not produce the desired results.

Market Risk. An investment in the Fund’s shares is subject to investment risk, including the possible loss of the entire principal amount invested. An investment in the Fund’s shares represents an indirect investment in the securities owned by the Fund. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. The Fund’s borrowing costs, if any, will increase when interest rates rise. Additionally, unexpected local, regional or global events, such as war; acts of

Supplemental Information (Unaudited)(Continued)

terrorism; financial, political or social disruptions; natural, environmental or man-made disasters; the spread of infectious illnesses or other public health issues (such as the global pandemic coronavirus disease 2019 (COVID-19)); and recessions and depressions could have a significant impact on the Fund and its investments and may impair market liquidity. Such events can cause investor fear, which can adversely affect the economies of nations, regions and the market in general, in ways that cannot necessarily be foreseen.

Prepayment Risk. Securities may be subject to prepayment risk because borrowers are typically able to prepay principal. Consequently, a security’s maturity may be longer or shorter than anticipated. When interest rates fall, obligations tend to be paid off more quickly than originally anticipated and the Fund may have to invest the prepaid proceeds in securities with lower yields. When interest rates rise, obligations will tend to be paid off by the obligor more slowly than anticipated, preventing the Fund from reinvesting at higher yields.

Real Estate Risk. The Fund will not invest in real estate directly, but, because the Fund will invest the majority of its assets in securities secured by real estate, its portfolio will be significantly impacted by the performance of the real estate market and may experience more volatility and be exposed to greater risk than a more diversified portfolio. The value of residential real estate collateral is affected by:

(i)	changes in general economic and market conditions including changes in employment;

(ii)	changes in the value of real estate properties generally;

(iii)	local economic conditions, overbuilding and increased competition;

(iv)	increases in property taxes and operating expenses;

(v)	changes in zoning laws;

(vi)	casualty and condemnation losses including environment remediation costs;

(vii)	variations in rental income, neighborhood values or the appeal of property to tenants or potential buyers;

(viii)	the availability of financing;

(ix)	changes in interest rates and available borrowing leverage; and

(x)	natural disasters.

Servicer Risk. Because the Fund engages servicers to collect payments from borrowers, there is a risk that payments to the Fund will be delayed if a servicer fails to perform its functions or fails to perform them in a timely manner. If a servicer becomes insolvent or the Fund otherwise decides to move to a new servicer, the Fund will incur expenses in transferring servicing duties to a new servicer and borrower delinquencies would likely rise during a transition.

Fundamental Policies

The Fund’s stated fundamental policies, which may only be changed by the affirmative vote of a majority of the outstanding voting securities of the Fund (the shares), are listed below. Majority of the outstanding voting securities of the Fund means the vote, at an annual or special meeting of shareholders, duly called, (a) of 67% or more of the shares present at such meeting, if the holders of more than 50% of the outstanding shares

Supplemental Information (Unaudited)(Continued)

are present or represented by proxy; or (b) of more than 50% of the outstanding shares, whichever is less. The Fund may not:

(1) Borrow money, except to the extent permitted by the Investment Company Act of 1940, as amended (the “1940 Act”) (which currently limits borrowing to no more than 33-1/3% of the value of the Fund’s total assets, including the value of the assets purchased with the proceeds of its indebtedness, if any). The Fund may borrow for investment purposes, for temporary liquidity, or to finance repurchases of its shares.

(2) Issue senior securities, except to the extent permitted by Section 18 of the 1940 Act (which currently limits the issuance of a class of senior securities that is indebtedness to no more than 33-1/3% of the value of the Fund’s total assets or, if the class of senior security is stock, to no more than 50% of the value of the Fund’s total assets).

(3) Underwrite securities of other issuers, except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933, as amended (the “Securities Act”) in connection with the disposition of its portfolio securities. The Fund may invest in restricted securities (those that must be registered under the Securities Act before they may be offered or sold to the public) to the extent permitted by the 1940 Act.

(4) Invest more than 25% of the market value of its assets in the securities of companies, entities or issuers engaged in any one industry, except the mortgage-related industry, as defined in the Fund’s Prospectus. Under normal circumstances, the Fund will invest at least 25% of its net assets in mortgage-related securities. This limitation does not apply to investment in the securities of the U.S. Government, its agencies or instrumentalities.

(5) Purchase or sell real estate or interests in real estate. This limitation is not applicable to investments in securities that are secured by or represent interests in real estate (e.g. mortgage loans evidenced by notes or other writings defined to be a type of security). Additionally, the preceding limitation on real estate or interests in real estate does not preclude the Fund from investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including real estate investment trusts), nor from disposing of real estate that may be acquired pursuant to a foreclosure (or equivalent procedure) upon a security interest.

(6) Purchase or sell commodities, commodity contracts, including commodity futures contracts, unless acquired as a result of ownership of securities or other investments, except that the Fund may invest in securities or other instruments backed by or linked to commodities, and invest in companies that are engaged in a commodities business or have a significant portion of their assets in commodities, and may invest in commodity pools and other entities that purchase and sell commodities and commodity contracts.

Supplemental Information (Unaudited)(Continued)

(7) Make loans to others, except (a) through the purchase of debt securities in accordance with its investment objectives and policies, including notes secured by real estate, which may be considered loans; (b) to the extent the entry into a repurchase agreement is deemed to be a loan; and (c) by loaning portfolio securities. Additionally, the preceding limitation on loans does not preclude the Fund from modifying note terms.

If a restriction on the Fund’s investments is adhered to at the time an investment is made, a subsequent change in the percentage of Fund assets invested in certain securities or other instruments, or change in average duration of the Fund’s investment portfolio, resulting from changes in the value of the Fund’s total assets, will not be considered a violation of the restriction; provided, however, that the asset coverage requirement applicable to borrowings shall be maintained in the manner contemplated by applicable law.

The following information in this annual report is a summary of certain changes since the date of the September 30, 2019 annual report. This information may not reflect all of the changes that have occurred since you purchased this Fund.

Effective February 1, 2020, David Aisner no longer served as co-portfolio manager of the Fund as he left the Adviser to pursue other opportunities. Robert J. Chapman, serves as the sole portfolio manager of the Fund. Mr. Chapman is Executive Vice President of the Adviser, Treasurer of the Fund, and Chairman of the Board of Trustees of the Fund.

The following was added to “Market Risk.”

Additionally, unexpected local, regional or global events, such as war; acts of terrorism; financial, political or social disruptions; natural, environmental or man-made disasters; the spread of infectious illnesses or other public health issues (such as the global pandemic coronavirus disease 2019 (COVID-19)); and recessions and depressions could have a significant impact on the Fund and its investments and may impair market liquidity. Such events can cause investor fear, which can adversely affect the economies of nations, regions and the market in general, in ways that cannot necessarily be foreseen.

Supplemental Information (Unaudited)(Continued)

At the Annual Meeting of Shareholders of the Fund, held at the offices of Thompson Hine LLP, 41 S. High St. 17th Floor, Columbus, Ohio 43215, on Friday, August 28, 2020, shareholders of record as of the close of business on July 17, 2020, voted to approve the following proposals:

Proposal 1: To re-elect Mark J. Schlafly as a Trustee of the Fund.

FOR: 7,568,260.634

WITHHELD: 1,248,252.040

Proposal 2: To elect Jack L. Macdowell, Jr. as a Trustee of the Fund.

FOR: 7,649,522.193

WITHHELD: 1,166,990.481

Supplemental Information (Unaudited)(Continued)

Vertical Capital Income Fund

Dividend Reinvestment Plan

Unless the registered owner of shares elects to receive cash by contacting the Plan Agent, all dividends declared for the shares of the Fund will be automatically paid in the form of, or reinvested by American Stock Transfer & Trust Company (“AST”) (the “Plan Agent”), agent for shareholders in administering the Fund’s Dividend Reinvestment Plan (the “Plan”), in additional shares of the Fund. If you are a registered owner of shares and elect not to participate in the Plan, you will receive all dividends or other distributions (together, a “dividend”) in cash paid by check mailed directly to you (or, if the shares are held in street or other nominee name, then to such nominee) by AST, as dividend disbursing agent. You may elect not to participate in the Plan and to receive all dividends in cash by sending written instructions or by contacting AST, as dividend disbursing agent, at the address set forth below. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by contacting the Plan Agent before the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend. Some brokers or other financial intermediaries through which shareholders may hold their shares, may automatically elect to receive cash on the shareholders’ behalf and may reinvest that cash in additional shares of the Fund for the respective shareholders.

The Plan Agent will open an account for each shareholder under the Plan in the same name in which such shareholder’s shares are registered. Whenever the Fund declares a dividend payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in shares. The shares will be acquired by the Plan Agent for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized shares from the Fund (“newly issued shares”) or (ii) by purchase of outstanding shares on the open market (“open-market purchases”) on the New York Stock Exchange or elsewhere.

Whenever the Fund declares a dividend, non -participants in the Plan will receive cash and participants in the Plan will receive the equivalent in shares. The shares will be acquired by the Plan Agent for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized shares from the Fund (newly issued shares) or (ii) by purchase of outstanding shares on the open market (open -market purchases”) on the NYSE or elsewhere. If, on the payment date for any dividend, the closing market price plus estimated brokerage commissions per share is equal to or greater than the NAV per share, the Plan Agent will invest the dividend amount in newly issued shares on behalf of the participants. The number of newly issued shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the Fund’s NAV per share on the payment date. If, on the payment date for any dividend, the NAV per share is greater than the closing market value plus estimated brokerage commissions (i.e., the Fund’s shares are trading

Supplemental Information (Unaudited)(Continued)

at a discount), the Plan Agent will invest the dividend amount in shares acquired on behalf of the participants in open-market purchases.

In the event of a market discount on the payment date for any dividend, the Plan Agent will have until the last business day before the next date on which the shares trade on an “ex-dividend” basis or 30 days after the payment date for such dividend, whichever is sooner (the “last purchase date”), to invest the dividend amount in shares acquired in open -market purchases. It is contemplated that the Fund will pay monthly income dividends. If, before the Plan Agent has completed its open-market purchases, the market price per share exceeds the NAV per share, the average per share purchase price paid by the Plan Agent may exceed the NAV of the shares, resulting in the acquisition of fewer shares than if the dividend had been paid in newly issued shares on the dividend payment date. Because of the foregoing difficulty with respect to open-market purchases, the Plan provides that if the Plan Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent may cease making open-market purchases and may invest the uninvested portion of the dividend amount in newly issued shares at the NAV per share.

The Plan Agent maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. shares in the account of each Plan participant will be held by the Plan Agent on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Agent will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants.

In the case of shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the record shareholder’s name and held for the account of beneficial owners who participate in the Plan.

There will be no brokerage charges with respect to shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred in connection with open-market purchases. The automatic reinvestment of dividends will not relieve participants of any tax that may be payable (or required to be withheld) on such dividends. Accordingly, any taxable dividend received by a participant that is reinvested in additional shares will be subject to U.S. federal (and possibly state and local) income tax even though such participant will not receive a corresponding amount of cash with which to pay such taxes. Participants who request a sale of shares through the Plan Agent are subject to a $15.00 sales fee and pay a brokerage commission of $0.12 per share sold.

Supplemental Information (Unaudited)(Continued)

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence concerning the Plan should be directed to the Plan Agent at American Stock Transfer & Trust Company, 6201 15th Avenue, Brooklyn, New York 11219; telephone 1-866-277-8243.

Vertical Capital Income Fund
Supplemental Information
September 30, 2020 (Unaudited)

Independent Trustees

Name, Address and Age (Year of Birth)	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years
Robert J. Boulware 1956	Trustee since August 2011, Class I Board member until 2022 annual shareholder meeting	Managing Director, Pilgrim Funds, LLC (private equity fund), Sept. 2006 to present.	1	Trustee, Brighthouse Funds Trust I (44 portfolios), March 2008 to present; Trustee, Brighthouse Funds Trust II (33 portfolios), April 2012 to present; Director, Gainsco Inc. (auto insurance) May 2005 to present; SharesPost 100 Fund, March 2013 to present.
Jack L. Macdowell, Jr. 1974	Trustee since August 2020, Class II Board member until 2023 annual shareholder meeting	Chief Investment Officer, The Palisades Group, LLC (investment adviser), Sept. 2012 to present.	1	None
Mark J. Schlafly 1961	Trustee since August 2011, Class II Board member until 2023 annual shareholder meeting	Adjunct Professor/Career Advisor, Olin School of Business, Washington University, August 2011 to present; Executive Vice President , Waddell & Reed, Inc. (financial services firm), June 2016 to Aug 2017; Managing Director, Russell Investments, June 2013 to Dec. 2014.	1	None
T. Neil Bathon 1961	Trustee since August 2011, Class III Board member until 2021 annual shareholder meeting	Managing Partner, FUSE Research Network, LLC, Aug. 2008 to present; Managing Director, PMR Associates LLC, July 2006 to Present.	1	BNY Mellon Charitable Gift Fund, June 2013 to present.

Vertical Capital Income Fund
Supplemental Information (Continued)
September 30, 2020 (Unaudited)

Interested Trustee, Officers

Name, Address and Age (Year of Birth)	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years
Robert J. Chapman *** 1947	Trustee, since August 2015, Class III Board member until 2021 annual shareholder meeting; Treasurer, since October 2019	Executive Vice President, Oakline Advisors, LLC (investment adviser), a position held since July 2015. Executive Vice President, Stratera Holdings, LLC (financial services holding company) a position held since 2007.	1	None
Michael D. Cohen 1974	President, since July 2015	Chief Executive Officer Stratera Holdings, LLC, (financial services holding company), a position held since Oct. 2016; President of Stratera Holdings, LLC, a position held since April 2015; Executive Vice President, Stratera Holdings, LLC, Jan. 2013 to Apr. 2015. Chief Executive Officer Stratera Services, LLC, a position held since Oct. 2016; President of Stratera Services, LLC, Apr. 2015 to present; Executive Vice President, of Stratera Services, LLC Jan. 2011 to Apr. 2015. Executive Vice President of Pathway Capital Opportunity Fund Management, LLC, Aug. 2014 to present. Executive Vice President, Pathway Capital Opportunity Fund, Inc., Feb. 2013 to Feb. 2019. Director, Behringer Harvard Opportunity REIT I, Inc., July 2014 to Aug. 2018. Director, Behringer Harvard Opportunity REIT II, Inc., Feb. 2013 to Sept. 2017. Member of Board of Managers, Priority Senior Secured Income Management, LLC, Oct. 2012 to present. Executive Vice President of Priority Income Fund, Inc., July 2012 to present.	n/a	n/a
Stanton P.Eigenbrodt 1965	Secretary since July 2015	Executive Vice President of Oakline Advisors, a position held since July 2015 and Chief Compliance Officer since Sept. 2019; Chief Legal Officer of Stratera Holdings, LLC (financial services holding company) a position held since Sept. 2015; Executive Vice President and General Counsel (2011-2015); Senior Vice President and General Counsel (2006-2011). Similar positions held at subsidiaries of Stratera Holdings, LLC.	n/a	n/a
Emile R. Molineaux 1962	Chief Compliance Officer and Anti- Money Laundering Officer since August 2011	Northern Lights Compliance Services, LLC (Secretary since 2003 and Senior Compliance Officer since 2011); General Counsel, CCO and Senior Vice President, Gemini Fund Services, LLC; Secretary and CCO, Northern Lights Compliance Services, LLC (2003-2011).	n/a	n/a

*	The term of office for each Trustee is three years based on class and officers listed above serve subject to annual reappointment.

**	The term “Fund Complex” refers to the Vertical Capital Income Fund.

***	Mr. Chapman is an interested Trustee because he is an officer of the Fund and also an officer of the Fund’s investment adviser.

The Fund’s Statement of Additional Information includes additional information about certain of the Trustees and is available free of charge, upon request, by calling toll-free at 1-866-277-VCIF.

Effective upon the approval for listing of Fund shares on the NYSE on May 23, 2019, the Board of Trustees adopted a classified structure. The minimum number of Trustees shall be three and the Trustees shall be elected in three classes. The Trustees shall be divided into three classes, designated Class I, Class II and Class III. Each class shall consist, as nearly as may be possible, of one-third of the total number of Trustees constituting the entire Board. Within the limits above specified, the number of the Trustees in each class shall be determined by resolution of the Board. The term of office of the first class shall expire on the date of the first annual meeting of Shareholders or special meeting in lieu thereof following the effective date of listing on the NYSE. The term of the second class shall expire on the date of the second annual meeting of Shareholders or special meeting in lieu thereof following the effective date of listing on the NYSE. The term of the third class shall expire on the date of the third annual meeting of Shareholders or special meeting in lieu thereof following the effective date of listing on the NYSE. Upon expiration of the term of office of each class as set forth above, the number of Trustees in such class, as determined by the Board, shall be elected for a three-year term expiring on the date of the third annual meeting of Shareholders or special meeting in lieu thereof following such expiration to succeed the Trustees whose terms of office expire. The Trustees shall be elected at an annual meeting of the Shareholders or special meeting in lieu thereof called for that purpose. The Classification of the Board could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the composition of the Board of Trustees, and could have the effect of depriving the Fund’s shareholders of an opportunity to sell their shares at a premium over prevailing market prices, if any, by discouraging a third party from seeking to obtain control of the Fund. These provisions may have the effect of discouraging attempts to acquire control of the Fund, which attempts could have the effect of increasing the expenses of the Fund and interfering with the normal operation of the Fund.

PRIVACY NOTICE

Rev. May 2012

FACTS	WHAT DOES VERTICAL CAPITAL INCOME FUND DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:

	■	Social Security number	■	Purchase History

	■	Assets	■	Account Balances

	■	Retirement Assets	■	Account Transactions

	■	Transaction History	■	Wire Transfer Instructions

	■	Checking Account Information

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Vertical Capital Income Fund chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Vertical Capital Income Fund share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-866-277-VCIF

Rev. May 2012

Who we are
Who is providing this notice?	Vertical Capital Income Fund
What we do
How does Vertical Capital Income Fund protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Vertical Capital Income Fund collect my personal information?

We collect your personal information, for example, when you

■    Open an account

■    Provide account information

■    Give us your contact information

■    Make deposits or withdrawals from your account

■    Make a wire transfer

■    Tell us where to send the money

■    Tells us who receives the money

■    Show your government-issued ID

■    Show your driver’s license

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

■     Sharing for affiliates’ everyday business purposes – information about your creditworthiness

■      Affiliates from using your information to market to you

■      Sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ■ Vertical Capital Income Fund does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies ■ Vertical Capital Income Fund does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ Vertical Capital Income Fund doesn’t jointly market.

How to Obtain Proxy Voting Information

Information regarding how the Fund votes proxies relating to portfolio securities for the most-recent 12 month period ended June 30th as well as a description of the policies and procedures that the Fund used to determine how to vote proxies is available without charge, upon request, by calling 1-866-277-VCIF by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain 1st and 3rd Fiscal Quarter Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC on a monthly basis on Form N-PORT for the first and third quarters of each fiscal year. Form N-PORT is available on the SEC’s website at http://www.sec.gov. The information on Form N-PORT is available without charge, upon request, by calling 1-866-277-VCIF.

Investment Adviser
Oakline Advisors, LLC
5301 Alpha Rd., Suite 80 - 222
Dallas, Texas 75240

Administrator
Gemini Fund Services, LLC
4221 North 203rd St., Suite 100
Elkhorn, NE 68022

Item 2. Code of Ethics.

(a)       As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)        For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)        Compliance with applicable governmental laws, rules, and regulations;

(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)        Accountability for adherence to the code.

(c)        Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)        Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that the registrant does not have an audit committee financial expert serving on its audit committee.

Item 4. Principal Accountant Fees and Services

(a)	Audit Fees

Registrant Advisor

FYE 09/30/20 $167,000 N/A

FYE 09/30/19 $167,000 N/A

(b)	Audit-Related Fees

Registrant Advisor

FYE 09/30/20 $0 N/A

FYE 09/30/19 $0 N/A

(c)	Tax Fees

Registrant Advisor

FYE 09/30/20 $0 N/A

FYE 09/30/19 $0 N/A

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees

Registrant Advisor

FYE 09/30/20 $0 N/A

FYE 09/30/19 $0 N/A

(e)	(1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	Percentages of Services Approved by the Audit Committee

Registrant Advisor

Audit-Related Fees: N/A N/A

Tax Fees: N/A N/A

All Other Fees: N/A N/A

(f)	During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

Registrant Advisor

FYE 09/30/2020 $0 N/A

FYE 09/30/2019 $0 N/A

(h)        The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies. Not applicable.

Item 6. Schedule of Investments. See Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.

Pursuant to the adoption by the Securities and Exchange Commission (the “Commission”) of Rule 206(4)-6 (17 CFR 275.206(4)-6) and amendments to Rule 204-2 (17 CFR 275.204-2) under the Investment Adviser Act of 1940 (the “Act”), it is a fraudulent, deceptive, or manipulative act, practice or course of business, within the meaning of Section 206(4) of the Act, for an investment adviser to exercise voting authority with respect to client securities, unless (i) the adviser has adopted and implemented written policies and procedures that are reasonably designed to ensure that the adviser votes proxies in the best interests of its clients, (ii) the adviser describes its proxy voting procedures to its clients and provides copies on request, and (iii) the adviser discloses to clients how they may obtain information on how the adviser voted their proxies.

In order to fulfill its responsibilities under the Act, Oakline Advisors, LLC (hereinafter, “we” or “our”) has adopted the following policies and procedures for proxy voting with regard to direct investments in companies held in investment portfolios of our clients.

KEY OBJECTIVES

The key objectives of these policies and procedures recognize that a company’s management is entrusted with the day-to-day operations and longer term strategic planning of the company, subject to the oversight of the company’s board of directors. While “ordinary business matters” are primarily the responsibility of management and should be approved solely by the corporation’s board of directors, these objectives also recognize that the company’s shareholders must have final say over how management and directors are performing, and how shareholders’ rights and ownership interests are handled, especially when matters could have substantial economic implications to the shareholders.

Therefore, we will pay particular attention to the following matters in exercising our proxy voting responsibilities as a fiduciary for our clients:

Accountability. Each company should have effective means in place to hold those entrusted with running a company’s business accountable for their actions. Management of a company should be accountable to its board of directors and the board should be accountable to shareholders.

Alignment of Management and Shareholder Interests. Each company should endeavor to align the interests of management and the board of directors with the interests of the company’s shareholders. For example, we generally believe that compensation should be designed to reward management for doing a good job of creating value for the shareholders of the company.

Transparency. Promotion of timely disclosure of important information about a company’s business operations and financial performance enables investors to evaluate the performance of a company and to make informed decisions about the purchase and sale of a company’s securities.

DECISION METHODS

We generally believe that portfolio managers that invest in and track particular companies have a unique perspective to make decisions with regard to proxy votes. Therefore, we rely on that perspective to make the final decisions on how to cast proxy votes.

No set of proxy voting guidelines can anticipate all situations that may arise. In special cases, we may seek insight and expertise from outside sources as to how a particular proxy proposal will impact the financial prospects of a company, and vote accordingly.

In some instances, a proxy vote may present a conflict between the interests of a client, on the one hand, and our interests or the interests of a person affiliated with us, on the other. In such a case, we will abstain from making a voting decision and will forward all of the necessary proxy voting materials to the client to enable the client to cast the votes.

SUMMARY OF PROXY VOTING GUIDELINES

Election of the Board of Directors

We believe that good corporate governance generally starts with a board composed primarily of independent directors, unfettered by significant ties to management, all of whose members are elected annually. We also believe that some measure of turnover in board composition typically promotes more independent board action and fresh perspectives on governance. Of greater importance is the skill set of the proposed board member. We will also look at the backgrounds of the directors to gauge their business acumen and any special talent or experience that may add value to their participation on the board.

The election of a company’s board of directors is one of the most fundamental rights held by shareholders. Because a classified board structure prevents shareholders from electing a full slate of directors annually, we will pay special attention to efforts to declassify boards or other measures that permit shareholders to remove a majority of directors at any time.

Approval of Independent Auditors

We believe that the relationship between a company and its auditors should be limited primarily to the audit engagement, although it may include certain closely related activities that do not raise an appearance of impaired independence.

We will evaluate on a case-by-case basis instances in which the audit firm has a substantial non-audit relationship with a company to determine whether we believe independence has been, or could be, compromised.

Equity-based compensation plans

We believe that appropriately designed equity-based compensation plans, approved by shareholders, can be an effective way to align the interests of shareholders and the interests of directors, management, and employees by providing incentives to increase shareholder value. Conversely, we are opposed to plans that substantially dilute ownership interests in the company, provide participants with excessive awards, or have inherently objectionable structural features.

We will generally support measures intended to increase stock ownership by executives and the use of employee stock purchase plans to increase company stock ownership by employees. These may include:

1.       Requiring senior executives to hold stock in a company.

2.       Requiring stock acquired through option exercise to be held for a certain period of time.

These are guidelines, and we consider other factors, such as the nature of the industry and size of the company, when assessing a plan’s impact on ownership interests.

Corporate Structure

We view the exercise of shareholders’ rights, including the rights to act by written consent, to call special meetings and to remove directors, to be fundamental to good corporate governance.

Because classes of common stock with unequal voting rights limit the rights of certain shareholders, we generally believe that shareholders should have voting power equal to their equity interest in the company and should be able to approve or reject changes to a company’s by-laws by a simple majority vote.

We will generally support the ability of shareholders to cumulate their votes for the election of directors.

Shareholder Rights Plans

There are arguments both in favor of and against shareholder rights plans, also known as poison pills. For example, such measures may tend to entrench or provide undue compensation to current management, which we generally consider to have a negative impact on shareholder value. Therefore, our preference is for a plan that places shareholder value in a priority position above interests of management.

SUMMARY OF PROXY VOTING PROCEDURES

As a fiduciary to its investors, we recognize the need to actively manage and vote proxies and other shareholder actions and consents that may arise in the course of its investment advisory activities on behalf of its clients. However, due to the nature of the investments of the Fund and indirect exposure to underlying equity investments, we believe that it would be rare that we would be in a position to cast a vote or called upon to vote a proxy.

In the event that we do receive a proxy notice, shareholder consent, or is otherwise entitled to vote on any issue related to the investments of its advisory client accounts, we will process and vote all shareholder proxies and other actions in a timely manner insofar as we can determine based on the facts available at the time of its action, in the best interests of the affected advisory client(s). Although we expect that proxies will generally be voted in a manner consistent with the guidelines set forth in this policy, there may be individual cases where, based on facts available, voting according to policy would not be in the best interests of the fund and its shareholders. In such cases, we may vote counter to the stated policy.

Proxy Voting Procedure

1) Notices received are reviewed by the Compliance Department;

2) Forwarded to the Investment Department for review and voting decision;

3) Vote or consent entered according to our best judgment under the facts and circumstances presented. Such decision shall be made and documented;

4) Final review and sign-off by Compliance Department and filing with a copy in the Proxy Voting Log.

We may at any time, outsource Proxy Voting responsibilities to Institutional Shareholder Services (“ISS”) or similar service provider that we may approve, provided that such service provider votes each proxy based on decisions made by us.

CLIENT INFORMATION

A copy of these Proxy Voting Policies and Procedures is available to our clients, without charge, upon request, by calling 1-866-277-VCIF. We will send a copy of these Proxy Voting Policies and Procedures within three business days of receipt of a request, by first-class mail or other means designed to ensure equally prompt delivery.

In addition, we will provide each client, without charge, upon request, information regarding the proxy votes cast by us with regard to the client’s securities.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

As of September 30, 2020, Mr. Chapman, Chairman of the Board and Executive Vice President of the Adviser is the sole portfolio manager of the Fund. Mr. Chapman is responsible for management of the Fund’s investment portfolio and has served the Fund in this capacity since July 6, 2015. Mr. Chapman is not compensated through his share of the profits, if any, of the Adviser. Because the portfolio manager may manage assets for other pooled investment vehicles and/or other accounts (including institutional clients, pension plans and certain high net worth individuals) (collectively “Client Accounts”), or may be affiliated with such Client Accounts, there may be an incentive to favor one Client Account over another, resulting in conflicts of interest. For example, the Adviser may, directly or indirectly, receive fees from Client Accounts that are higher than the fee it receives from the Fund, or it may, directly or indirectly, receive a performance-based fee on a Client Account. In those instances, a portfolio manager may have an incentive to not favor the Fund over the Client Accounts. The Adviser has adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest. As of September 30, 2020, Mr. Chapman owned no shares of the Fund.

As of September 30, 2020, Mr. Chapman was responsible for the management of the following types of accounts in addition to the Fund:

Other Accounts By Type	Total Number of Accounts by Account Type	Total Assets By Account Type	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not applicable.

Item 10. Submission of Matters to a Vote of Security Holder. None.

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no significant changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report (in the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a) If the registrant is a closed-end management investment company, provide the following dollar amounts of income and fees/compensation related to the securities lending activities of the registrant during its most recent fiscal year:

(1) Gross income from securities lending activities;

(2) All fees and/or compensation for each of the following securities lending activities and related services: any share of revenue generated by the securities lending program paid to the securities lending agent(s) (“revenue split”); fees paid for cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split; administrative fees that are not included in the revenue split; fees for indemnification that are not included in the revenue split; rebates paid to borrowers; and any other fees relating to the securities lending program that are not included in the revenue split, including a description of those other fees;

(3) The aggregate fees/compensation disclosed pursuant to paragraph (2); and

11

(4) Net income from securities lending activities (i.e., the dollar amount in paragraph (1) minus the dollar amount in paragraph (3)).

Instruction to paragraph (a).

If a fee for a service is included in the revenue split, state that the fee is “included in the revenue split.”

(b) If the registrant is a closed-end management investment company, describe the services provided to the registrant by the securities lending agent in the registrant’s most recent fiscal year.

Item 13. Exhibits.

(a)(1) Code of Ethics filed herewith.

(a)(2) Certification(s) required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable.

(b) Certification(s) required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Vertical Capital Income Fund

By (Signature and Title)

* /s/ Michael D. Cohen

Michael D. Cohen, President

Date 11/30/20

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

* /s/ Michael D. Cohen

Michael D. Cohen, President

Date 11/30/20

By (Signature and Title)

* /s/ Robert Chapman

Robert Chapman, Treasurer

Date 11/30/20

* Print the name and title of each signing officer under his or her signature.